Exhibit 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period December 1, 2012 through December 31, 2012

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Myles R. Itkin	2/15/13
Myles R. Itkin	Date

Executive Vice President, Chief Financial Officer and Treasurer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future.

As disclosed in the Forms 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Internal Revenue Service filed an amended claim (Claim No. 82) in the Overseas Shipholding Group, Inc. bankruptcy case (Case 12-20000-PJW) on February 11, 2013 in the amount of $463,013,177.63, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8).

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix B. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, have not yet been reflected in the financial statements presented herein. The books and records for December 2012 will be revised in the future to reflect such annual allocation.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Schedule of Operating Cash Flow

For the Period December 1, 2012 through December 31, 2012

(in thousands of dollars)

December 1-31,
2012
Cash Flows from Operating Activities:
Net loss before taxes	$(13,409)
Items included in net loss before taxes not affecting cash flows:
Depreciation and amortization	16,873
Amortization of deferred gain on sale and leasebacks	(180)
Amortization of deferred financing costs	44
Loss on write-down of vessels and intangible assets	1,038
Compensation relating to restricted stock and stock option grants	491
Undistributed earnings of affiliated companies	(5,382)
Deferred payment obligations on charters-in	474
Change in Loss on subleases	(1,313)
Other – net	288
Items included in net loss before taxes related to investing and financing activities:
Loss on redelivery of chartered in vessels	2,365
Payments for drydocking	(2,538)
Changes in operating assets and liabilities	23,507
Net cash provided by operating activities	22,258
Cash Flows from Investing Activities:
Expenditures for vessels and other property	(1,716)
Other – net	(820)
Net cash used in investing activities	(2,536)
Cash Flows from Financing Activities:
Purchases of treasury stock	(8)
Net cash used in financing activities	(8)
Net increase in cash and cash equivalents	19,714
Cash and cash equivalents at beginning of month	487,628
Cash and cash equivalents at end of month	$507,342

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2012 through December 31, 2012

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$138,568
2	OSG International, Inc.	12-20001	321,213
3	OSG Bulk Ships, Inc.	12-20002	9,046
4	1372 Tanker Corporation	12-20003	471,723
5	Africa Tanker Corporation	12-20004	-
6	Alcesmar Limited	12-20005	192,171
7	Alcmar Limited	12-20006	205,842
8	Alpha Suezmax Corporation	12-20007	257,090
9	Alpha Tanker Corporation	12-20008	-
10	Amalia Product Corporation	12-20009	199,840
11	Ambermar Product Carrier Corporation	12-20010	994,559
12	Ambermar Tanker Corporation	12-20011	-
13	Andromar Limited	12-20012	181,492
14	Antigmar Limited	12-20013	520,712
15	Aqua Tanker Corporation	12-20014	-
16	Aquarius Tanker Corporation	12-20015	965,569
17	Ariadmar Limited	12-20016	190,724
18	Aspro Tanker Corporation	12-20017	-
19	Atalmar Limited	12-20018	650,596
20	Athens Product Tanker Corporation	12-20019	812,246
21	Atlas Chartering Corporation	12-20020	1,235,342
22	Aurora Shipping Corporation	12-20021	477,212
23	Avila Tanker Corporation	12-20022	-
24	Batangas Tanker Corporation	12-20023	68,432
25	Beta Aframax Corporation	12-20024	550,962
26	Brooklyn Product Tanker Corporation	12-20025	38,706
27	Cabo Hellas Limited	12-20026	199,632
28	Cabo Sounion Limited	12-20027	291,364
29	Caribbean Tanker Corporation	12-20028	-

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2012 through December 31, 2012

	Filing Entities:	Case #	Total Disbursements
30	Carina Tanker Corporation	12-20029	864,378
31	Carl Product Corporation	12-20030	233,266
32	Concept Tanker Corporation	12-20031	431,738
33	Crown Tanker Corporation	12-20032	-
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	202,288
36	DHT Ania Aframax Corp.	12-20035	-
37	DHT Ann VLCC Corp.	12-20036	-
38	DHT Cathy Aframax Corp.	12-20037	8,267
39	DHT Chris VLCC Corp.	12-20038	-
40	DHT Rebecca Aframax Corp.	12-20039	-
41	DHT Regal Unity VLCC Corp.	12-20040	-
42	DHT Sophie Aframax Corp.	12-20041	-
43	Dignity Chartering Corporation	12-20042	205,892
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	161,424
46	Epsilon Aframax Corporation	12-20045	289,672
47	First Chemical Carrier Corporation	12-20046	385,442
48	First LPG Tanker Corporation	12-20047	-
49	First Union Tanker Corporation	12-20048	309,069
50	Fourth Aframax Tanker Corporation	12-20049	-
51	Front President Inc.	12-20050	245,981
52	Goldmar Limited	12-20051	190,669
53	GPC Aframax Corporation	12-20052	673,214
54	Grace Chartering Corporation	12-20053	435,200
55	International Seaways, Inc.	12-20054	2,209,831
56	Jademar Limited	12-20055	182,882
57	Joyce Car Carrier Corporation	12-20056	9,937
58	Juneau Tanker Corporation	12-20057	-

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2012 through December 31, 2012

	Filing Entities:	Case #	Total Disbursements
59	Kimolos Tanker Corporation	12-20058	1,070,280
60	Kythnos Chartering Corporation	12-20059	156,068
61	Leo Tanker Corporation	12-20060	1,030,264
62	Leyte Product Tanker Corporation	12-20061	400,983
63	Limar Charter Corporation	12-20062	1,249,999
64	Luxmar Product Tanker Corporation	12-20063	565,653
65	Luxmar Tanker LLC	12-20064	494,564
66	Majestic Tankers Corporation	12-20065	426,149
67	Maple Tanker Corporation	12-20066	224,913
68	Maremar Product Tanker Corporation	12-20067	447
69	Maremar Tanker LLC	12-20068	397,221
70	Marilyn Vessel Corporation	12-20069	-
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	-
73	Milos Product Tanker Corporation	12-20072	515,393
74	Mindanao Tanker Corporation	12-20073	796,867
75	Mykonos Tanker LLC	12-20074	1,183,984
76	Nedimar Charter Corporation	12-20075	397,936
77	Oak Tanker Corporation	12-20076	217,900
78	Ocean Bulk Ships, Inc.	12-20077	-
79	Oceania Tanker Corporation	12-20078	253,609
80	OSG 192 LLC	12-20079	19,778
81	OSG 209 LLC	12-20080	47,419
82	OSG 214 LLC	12-20081	69,565
83	OSG 215 Corporation	12-20082	-
84	OSG 242 LLC	12-20083	103,170
85	OSG 243 LLC	12-20084	508,603
86	OSG 244 LLC	12-20085	49,109
87	OSG 252 LLC	12-20086	290,183

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2012 through December 31, 2012

	Filing Entities:	Case #	Total Disbursements
88	OSG 254 LLC	12-20087	130,006
89	OSG 300 LLC	12-20088	-
90	OSG 400 LLC	12-20089	-
91	OSG America L.P.	12-20090	-
92	OSG America LLC	12-20091	-
93	OSG America Operating Company LLC	12-20092	-
94	OSG Car Carriers, Inc.	12-20093	-
95	OSG Clean Products International, Inc.	12-20094	-
96	OSG Columbia LLC	12-20095	231,722
97	OSG Constitution LLC	12-20096	-
98	OSG Courageous LLC	12-20097	242,002
99	OSG Delaware Bay Lightering LLC	12-20098	1,119,565
100	OSG Discovery LLC	12-20099	-
101	OSG Endeavor LLC	12-20100	-
102	OSG Endurance LLC	12-20101	209,353
103	OSG Enterprise LLC	12-20102	259,462
104	OSG Financial Corp.	12-20103	-
105	OSG Freedom LLC	12-20104	-
106	OSG Honour LLC	12-20105	254,183
107	OSG Independence LLC	12-20106	572,157
108	OSG Intrepid LLC	12-20107	388,093
109	OSG Liberty LLC	12-20108	-
110	OSG Lightering LLC	12-20109	6,322,269
111	OSG Lightering Acquisition Corporation	12-20110	-
112	OSG Lightering Solutions LLC	12-20111	-
113	OSG Mariner LLC	12-20112	-
114	OSG Maritrans Parent LLC	12-20113	-
115	OSG Navigator LLC	12-20114	254,799
116	OSG New York, Inc.	12-20115	1,061,481

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2012 through December 31, 2012

	Filing Entities:	Case #	Total Disbursements
117	OSG Product Tankers AVTC, LLC	12-20116	-
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	-
120	OSG Product Tankers I, LLC	12-20119	-
121	OSG Product Tankers, LLC	12-20120	-
122	OSG Quest LLC	12-20121	-
123	OSG Seafarer LLC	12-20122	-
124	OSG Ship Management, Inc.	12-20123	5,374,905
125	OSG Valour LLC	12-20124	-
126	Overseas Allegiance Corporation	12-20125	-
127	Overseas Anacortes LLC	12-20126	1,209,848
128	Overseas Boston LLC	12-20127	1,247,654
129	Overseas Diligence LLC	12-20128	-
130	Overseas Galena Bay LLC	12-20129	-
131	Overseas Houston LLC	12-20130	1,188,026
132	Overseas Integrity LLC	12-20131	-
133	Overseas Long Beach LLC	12-20132	1,203,913
134	Overseas Los Angeles LLC	12-20133	1,161,379
135	Overseas Martinez LLC	12-20134	1,270,583
136	Overseas New Orleans LLC	12-20135	-
137	Overseas New York LLC	12-20136	1,086,066
138	Overseas Nikiski LLC	12-20137	1,287,617
139	Overseas Perseverance Corporation	12-20138	-
140	Overseas Philadelphia LLC	12-20139	-
141	Overseas Puget Sound LLC	12-20140	-
142	Overseas Sea Swift Corporation	12-20141	-
143	Overseas Shipping (GR) Ltd.	12-20142	-
144	Overseas ST Holding LLC	12-20143	944,594
145	Overseas Tampa LLC	12-20144	1,262,364

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2012 through December 31, 2012

	Filing Entities:	Case #	Total Disbursements
146	Overseas Texas City LLC	12-20145	1,129,323
147	Pearlmar Limited	12-20146	199,981
148	Petromar Limited	12-20147	195,259
149	Pisces Tanker Corporation	12-20148	1,067,083
150	Polaris Tanker Corporation	12-20149	725,005
151	Queens Product Tanker Corporation	12-20150	248,573
152	Reymar Limited	12-20151	233,346
153	Rich Tanker Corporation	12-20152	439,575
154	Rimar Chartering Corporation	12-20153	1,691,086
155	Rosalyn Tanker Corporation	12-20154	272,743
156	Rosemar Limited	12-20155	222,727
157	Rubymar Limited	12-20156	-
158	Sakura Transport Corp.	12-20157	358,788
159	Samar Product Tanker Corporation	12-20158	135,614
160	Santorini Tanker LLC	12-20159	997,327
161	Serifos Tanker Corporation	12-20160	405,791
162	Seventh Aframax Tanker Corporation	12-20161	326,190
163	Shirley Tanker SRL	12-20162	216,511
164	Sifnos Tanker Corporation	12-20163	579,692
165	Silvermar Limited	12-20164	296,655
166	Sixth Aframax Tanker Corporation	12-20165	197,732
167	Skopelos Product Tanker Corporation	12-20166	1,095,862
168	Star Chartering Corporation	12-20167	435,200
169	Suezmax International Agencies, Inc.	12-20168	2,236,060
170	Talara Chartering Corporation	12-20169	636,900
171	Third United Shipping Corporation	12-20170	-
172	Tokyo Transport Corp.	12-20171	288,030
173	Transbulk Carriers, Inc.	12-20172	-
174	Troy Chartering Corporation	12-20173	570,448

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2012 through December 31, 2012

	Filing Entities:	Case #	Total Disbursements
175	Troy Product Corporation	12-20174	-
176	Urban Tanker Corporation	12-20175	453,237
177	Vega Tanker Corporation	12-20176	-
178	View Tanker Corporation	12-20177	439,575
179	Vivian Tankships Corporation	12-20178	-
180	Vulpecula Chartering Corporation	12-20179	1,185,298
181	Wind Aframax Tanker Corporation	12-20180	-

	Total Disbursements		$71,643,898

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. All allocations are subject to certain assumptions and uncertainties.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period December 1, 2012 through December 31, 2012

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Strauss Hauer & Feld LLP	$-	$-	$-	$-	$-	$-
Burke & Parsons	-	-	-	-	-	-
Cleary Gottlieb Steen & Hamilton LLP	-	-	-	-	-	-
Eversheds LLP	-	-	-	-	-	-
FTI Consulting, Inc.	-	-	-	-	-	-
Houlihan Lokey Capital, Inc.	-	-	-	-	-	-
Kurtzman Carson Consultants LLC	-	-	-	-	-	-
Morris, Nichols, Arsht & Tunnell LLP	-	-	-	-	-	-
Pepper Hamilton LLP	-	-	-	-	-	-
Total Professional Fees and Expenses	$-	$-	$-	$-	$-	$-

1 The professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period December 1, 2012 through December 31, 2012

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel

1 The professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period December 1, 2012 through December 31, 2012

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Date of Closing
OSG Bulk Ships Inc.	Lloyds TSB Bank	12/5/2012
OSG Bulk Ships Inc.	Lloyds TSB Bank	12/5/2012
Overseas Shipholding Group, Inc.	JPMorgan Chase Bank	12/5/2012
Overseas Shipholding Group, Inc. - CCF	JPMorgan Chase Bank	12/5/2012
OSG Bulk Ships, Inc.	JPMorgan Chase Bank	12/5/2012
OSG Financial Corp.	JPMorgan Chase Bank	12/5/2012
OSG Financial Corp.	JPMorgan Chase Bank	12/5/2012
OSG Financial Corp.	JPMorgan Chase Bank	12/5/2012
OSG Financial Corp.	JPMorgan Chase Bank	12/5/2012
OSG Financial Corp.	JPMorgan Chase Bank	12/5/2012
Sixth Aframax Tanker Corporation	JPMorgan Chase Bank	12/5/2012
Edindun Shipping Corp	JPMorgan Chase Bank	12/5/2012
Northanger Shipping Corporation	JPMorgan Chase Bank	12/5/2012
International Seaways Inc.	JPMorgan Chase Bank	12/5/2012
Meridian Tanker Corporation	JPMorgan Chase Bank	12/5/2012
Rich Tanker Corporation	JPMorgan Chase Bank	12/6/2012
Concept Tanker Corporation	JPMorgan Chase Bank	12/6/2012

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Date of Closing
None

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods December 1, 2012 through December 31, 2012, and

November 14, 2012 through December 31, 2012

(in thousands of dollars)

	December 1, 2012	November 14, 2012
	through	through
	December 31, 2012	December 31, 2012

Shipping Revenues:

Pool revenues	$18,389	$26,877
Time and bareboat charter revenues	28,968	44,074
Voyage charter revenues	42,645	66,199
	90,002	137,150
Operating Expenses:
Voyage expenses	22,551	35,191
Vessel expenses	25,553	37,735
Charter hire expenses	27,809	43,764
Depreciation and amortization	16,873	26,206
General and administrative	5,231	8,374
(Gain)/loss on disposal of vessels	1,033	1,065
Total Operating Expenses	99,050	152,335
Income/(Loss) from Vessel Operations	(9,048)	(15,185)
Equity in Income/(Loss) of Affiliated Companies	5,382	6,994
Operating Income/(Loss)	(3,666)	(8,191)
Other Income/(expense)	16	202
Loss before Interest Expense and Income Taxes	(3,650)	(7,989)
Interest Expense	(1,039)	(1,594)
Loss before Reorganization Items and Income Taxes	(4,689)	(9,583)
Reorganization Items, net	8,720	10,925
Loss before Income Taxes	$(13,409)	$(20,508)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods December 1, 2012 through December 31, 2012, and

November 14, 2012 through December 31, 2012

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	Reorganization Items consists of the following:

Reorganization items, net consists of the following:

	December 1, 2012	November 14, 2012
	through	through
	December 31, 2012	December 31, 2012
Professional fees	$6,355	$8,560
Expenses related to rejected executory contracts	$2,365	$2,365
	$8,720	$10,925

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and December 31, 2012

(in thousands of dollars)

	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$507,342
Voyage receivables	171,753	172,859
Other receivables	80,024	69,332
Inventory	13,831	15,532
Prepaid expenses and other current assets	47,538	51,386
Total Current Assets	791,119	816,451
Vessels and other property, less accumulated depreciation	3,135,823	3,115,025
Deferred drydock expenditures, net	73,898	75,026
Total Vessels, Deferred Drydock and Other Property	3,209,721	3,190,051
Investments in Affiliated Companies	247,964	258,798
Intangible Assets, less accumulated amortization	72,655	71,975
Goodwill	9,589	9,589
Other Assets	20,579	21,586
Total Assets	$4,351,627	$4,368,450

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,106	$116,068
Total Current Liabilities	93,106	116,068

Noncurrent Liabilities:
Deferred Gain on Sale and Leaseback of Vessels	5,457	3,839
Other Liabilities	39,040	38,828
Liabilities Subject to Compromise	2,836,368	2,839,462
Total Noncurrent Liabilities	2,880,865	2,882,129

Total Liabilities	2,973,971	2,998,197
Equity:
Total Equity	1,377,656	1,370,253
Total Liabilities and Equity	$4,351,627	$4,368,450

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and December 31, 2012

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	As disclosed in the Forms 8-K filed by Overseas Shipholding Group, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on October 3, 2012 and October 22, 2012, the Company is in the process of reviewing a tax issue arising from the fact that the Company is domiciled in the United States and has substantial international operations, and relating to the interpretation of certain provisions contained in the Company’s loan agreements. As a result of that continuing process, on October 19, 2012, the Audit Committee of the Board of Directors of the Company, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon. The Audit Committee and authorized officers have informed the Company’s independent registered public accountants of this conclusion. The Company is continuing its review processes, including determining whether a restatement of those financial statements may be required, and the nature and amount of any potential restatement. Due to the Company’s continuing review processes, the financial statements contained herein have been prepared without any consideration of income taxes, including income taxes with respect to prior periods, and should be evaluated taking into consideration the recommendation of management that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for the fiscal quarters ended March 31 and June 30, 2012, should no longer be relied upon.

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect any analysis regarding potential claims under the Bankruptcy Code, including executory contracts rejected prior to the end of the reporting period for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and December 31, 2012

(in thousands of dollars)

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2012, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date.

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	December 31, 2012
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$2,618
Senior Notes	500,780	500,780
Unsecured Revolver	1,488,579	1,488,579
Accrued Interest and Fees on Unsecured Revolver	10,878	10,878
Secured Debt Facilities	582,139	583,844
Derivative liabilities	3,566	3,566
Deferred Income Taxes and Other Liabilities	213,101	213,101
Pension liabilities	36,927	36,096
	$2,836,368	$2,839,462

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of December 31, 2012

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.          I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.          All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.          To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: February 15, 2013	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

December 31, 2012

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$10,534,695	$1,162,327	$154,610	$37,988	$3,720	$11,893,340
89%	10%	1%	0%	0%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

December 31, 2012

	Days Aged[1]
	0-30	31-60	61-90	91-120	120-180	>180	Total
Trade Receivables:
Trade - Invoiced [2]	$20,912,040	$7,662,060	$6,121,534	$5,139,487	$3,192,477	$6,959,375	$49,986,973
Trade - Accrued and Unbilled[3]							$26,596,343
Trade – Pools[4]							$98,964,068
Allowance for Doubtful Receivables							$(2,845,979)
Accounts Receivable	$20,912,040	$7,662,060	$6,121,534	$5,139,487	$3,192,477	$6,959,375	$172,859,063
Percentage of Trade-Invoiced[5]	42%	15%	12%	10%	7%	14%	100%

1 Days Aged is based on the date of invoice.

2 Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.

3 Represents unbilled trade accounts receivables of the consolidated Company.

4 Represents undistributed earnings receivable from the commercial pools in which the Company participates.

5 Represents percentage of Trade-Invoiced amounts only.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period December 1, 2012 through December 31, 2012

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix B

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

Monthly Operating Report

December 1, 2012 through December 31, 2012

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix B

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets
(continued)

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidating Balance Sheets.   In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidating Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2012, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date.

Monthly Operating Report

December 1, 2012 through December 31, 2012

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Shipholding Group, Inc.		OSG International, Inc.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$2	$2	$(4)	$(4)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	2	2	(4)	(4)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	(22)	(51)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	40	316	(698)	(964)
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	40	316	(720)	(1,015)
Income/(loss) from Vessel Operations	(37)	(313)	716	1,011
Equity in Income/(loss) of Affiliated Companies	-	-	478	774
Operating Income/(loss)	(37)	(313)	1,194	1,785
Other Income/(expense)	522	812	(2,923)	(3,269)
Income/(loss) before Interest Expense and Income Taxes	485	499	(1,729)	(1,484)
Interest Expense	-	-	88	182
Income/(loss) before Reorganization Items and Income Taxes	485	499	(1,642)	(1,302)
Reorganization Items, net	6,353	8,558	-	-
Income/(loss) before Income Taxes	$(5,868)	$(8,059)	$(1,642)	$(1,302)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 32 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$10	$10
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	10	10
Operating Expenses:
Voyage expenses	-	-	7	7
Vessel expenses	6	(93)	568	747
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	259	402
General and administrative	62	65	-	-
(Gain)/loss on disposal of vessels	(4)	(4)	-	-
Total Operating Expenses	64	(32)	834	1,156
Income/(loss) from Vessel Operations	(64)	32	(824)	(1,146)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(64)	32	(824)	(1,146)
Other Income/(expense)	(203)	(347)	-	-
Income/(loss) before Interest Expense and Income Taxes	(266)	(316)	(824)	(1,146)
Interest Expense	-	33	(109)	(168)
Income/(loss) before Reorganization Items and Income Taxes	(266)	(283)	(933)	(1,315)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(266)	$(283)	$(933)	$(1,315)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 33 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Africa Tanker Corporation		Alcesmar Limited
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$481	$692
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	481	692
Operating Expenses:
Voyage expenses	-	-	-	1
Vessel expenses	5	8	225	332
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	209	323
General and administrative	61	61	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	67	70	435	656
Income/(loss) from Vessel Operations	(67)	(70)	46	35
Equity in Income/(loss) of Affiliated Companies	2,399	3,714	-	-
Operating Income/(loss)	2,332	3,645	46	35
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,332	3,645	46	35
Interest Expense	-	-	(15)	(24)
Income/(loss) before Reorganization Items and Income Taxes	2,332	3,645	31	11
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$2,332	$3,645	$31	$11

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 34 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Alcmar Limited		Alpha Suezmax Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$522	$738	$48	$48
Time and bareboat charter revenues	-	0	642	994
Voyage charter revenues	-	(0)	-	-
	522	738	690	1,042
Operating Expenses:
Voyage expenses	(32)	(29)	126	139
Vessel expenses	182	279	147	241
Charter hire expenses	-	-	786	1,216
Depreciation and amortization	190	295	54	84
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	340	544	1,112	1,681
Income/(loss) from Vessel Operations	182	194	(422)	(639)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	182	194	(422)	(639)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	182	194	(422)	(639)
Interest Expense	(15)	(24)	-	-
Income/(loss) before Reorganization Items and Income Taxes	167	170	(422)	(639)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$167	$170	$(422)	$(639)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 35 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Alpha Tanker Corporation		Amalia Product Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$444	$684
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	444	684
Operating Expenses:
Voyage expenses	-	-	2	2
Vessel expenses	-	-	128	219
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	239	371
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	369	592
Income/(loss) from Vessel Operations	-	-	75	92
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	75	92
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	75	92
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	75	92
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$75	$92

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 36 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,020	1,864	-	-
	1,020	1,864	-	-
Operating Expenses:
Voyage expenses	713	1,014	-	-
Vessel expenses	213	309	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	173	282	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,098	1,605	-	-
Income/(loss) from Vessel Operations	(78)	259	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(78)	259	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(78)	259	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(78)	259	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(78)	$259	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 37 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Andromar Limited		Antigmar Limited
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$532	$746	$525	$737
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	(17)	(17)	(126)	(74)
	515	729	399	663
Operating Expenses:
Voyage expenses	(1)	(0)	37	71
Vessel expenses	189	296	137	240
Charter hire expenses	-	-	-	-
Depreciation and amortization	193	299	178	277
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	381	595	353	587
Income/(loss) from Vessel Operations	133	134	47	76
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	133	134	47	76
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	133	134	47	76
Interest Expense	(15)	(24)	(15)	(24)
Income/(loss) before Reorganization Items and Income Taxes	118	110	31	52
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$118	$110	$31	$52

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 38 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Aqua Tanker Corporation		Aquarius Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$(2)	$(2)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,252	1,923
	(2)	(2)	1,252	1,923
Operating Expenses:
Voyage expenses	-	-	913	1,222
Vessel expenses	-	-	2	4
Charter hire expenses	-	-	490	758
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	1,405	1,985
Income/(loss) from Vessel Operations	(2)	(2)	(153)	(62)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	(2)	(153)	(62)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	(2)	(153)	(62)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	(2)	(153)	(62)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(2)	$(2)	$(153)	$(62)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Ariadmar Limited		Aspro Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$459	$673	$1	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	459	673	1	1
Operating Expenses:
Voyage expenses	(1)	(2)	-	-
Vessel expenses	213	306	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	201	313	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	413	617	-	-
Income/(loss) from Vessel Operations	46	57	1	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	46	57	1	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	46	57	1	1
Interest Expense	(15)	(24)	-	-
Income/(loss) before Reorganization Items and Income Taxes	30	33	1	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$30	$33	$1	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Atalmar Limited		Athens Product Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,295	2,024	1,051	1,553
	1,295	2,024	1,051	1,553
Operating Expenses:
Voyage expenses	630	1,065	401	755
Vessel expenses	4	120	148	235
Charter hire expenses	-	-	-	-
Depreciation and amortization	195	302	136	210
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	829	1,487	684	1,200
Income/(loss) from Vessel Operations	466	537	366	354
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	466	537	366	354
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	466	537	366	354
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	466	537	366	354
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$466	$537	$366	$354

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Atlas Chartering Corporation		Aurora Shipping Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$820	$829
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,219	1,770	-	-
	1,219	1,770	820	829
Operating Expenses:
Voyage expenses	660	938	8	23
Vessel expenses	2	6	331	484
Charter hire expenses	488	756	-	-
Depreciation and amortization	-	-	230	357
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,150	1,700	569	863
Income/(loss) from Vessel Operations	69	70	251	(35)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	69	70	251	(35)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	69	70	251	(35)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	69	70	251	(35)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$69	$70	$251	$(35)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$1	$1	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1	1	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	(3)	(1)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	(3)	(1)
Income/(loss) from Vessel Operations	1	1	3	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	1	3	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	1	3	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	1	3	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$1	$1	$3	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$(3)	$(3)	$-	$-
Time and bareboat charter revenues	558	864	-	-
Voyage charter revenues	-	-	22	22
	555	861	22	22
Operating Expenses:
Voyage expenses	-	-	(45)	(45)
Vessel expenses	213	355	111	111
Charter hire expenses	545	844	-	-
Depreciation and amortization	18	20	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	(20)	(20)
Total Operating Expenses	776	1,219	46	46
Income/(loss) from Vessel Operations	(221)	(358)	(24)	(24)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(221)	(358)	(24)	(24)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(221)	(358)	(24)	(24)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(221)	(358)	(24)	(24)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(221)	$(358)	$(24)	$(24)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Cabo Hellas Limited		Cabo Sounion Limited
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	377	593	423	655
Voyage charter revenues	-	-	-	3
	377	593	423	658
Operating Expenses:
Voyage expenses	11	16	10	16
Vessel expenses	250	357	189	296
Charter hire expenses	-	-	-	-
Depreciation and amortization	196	303	197	305
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	456	677	396	617
Income/(loss) from Vessel Operations	(80)	(83)	27	40
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(80)	(83)	27	40
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(80)	(83)	27	40
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(80)	(83)	27	40
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(80)	$(83)	$27	$40

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$1	$1	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	743	1,259
	1	1	743	1,259
Operating Expenses:
Voyage expenses	-	-	206	440
Vessel expenses	-	-	3	5
Charter hire expenses	-	-	504	780
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	712	1,225
Income/(loss) from Vessel Operations	1	1	31	35
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	1	31	35
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	1	31	35
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	1	31	35
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$1	$1	$31	$35

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Carl Product Corporation		Concept Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$(45)	$(22)	$535	$753
Time and bareboat charter revenues	388	600	-	-
Voyage charter revenues	-	(1)	-	-
	343	577	535	753
Operating Expenses:
Voyage expenses	(405)	(403)	-	-
Vessel expenses	88	245	4	7
Charter hire expenses	-	-	494	766
Depreciation and amortization	241	375	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(76)	217	498	773
Income/(loss) from Vessel Operations	418	360	37	(20)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	418	360	37	(20)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	418	360	37	(20)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	418	360	37	(20)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$418	$360	$37	$(20)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Crown Tanker Corporation		Delphina Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$5	$5	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	5	5	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	5	5	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	5	5	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	5	5	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	5	5	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$5	$5	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$(34)	$(34)	$1	$1
Time and bareboat charter revenues	421	652	-	-
Voyage charter revenues	-	-	-	-
	387	618	1	1
Operating Expenses:
Voyage expenses	(3)	(3)	-	-
Vessel expenses	281	409	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	203	314	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	481	720	-	-
Income/(loss) from Vessel Operations	(94)	(103)	1	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(94)	(103)	1	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(94)	(103)	1	1
Interest Expense	(97)	(151)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(192)	(253)	1	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(192)	$(253)	$1	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$429	$762	$33	$284
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	429	762	33	284
Operating Expenses:
Voyage expenses	1	1	-	-
Vessel expenses	3	5	11	11
Charter hire expenses	843	1,412	612	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	846	1,418	623	975
Income/(loss) from Vessel Operations	(417)	(655)	(590)	(691)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(417)	(655)	(590)	(691)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(417)	(655)	(590)	(691)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(417)	(655)	(590)	(691)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(417)	$(655)	$(590)	$(691)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$(9)	$(9)	$1	$1
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(9)	(9)	1	1
Operating Expenses:
Voyage expenses	(0)	(0)	-	-
Vessel expenses	-	0	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(0)	0	-	-
Income/(loss) from Vessel Operations	(9)	(9)	1	1
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	(9)	1	1
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	(9)	1	1
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	(9)	1	1
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(9)	$(9)	$1	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$(72)	$(69)	$(37)	$(37)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(72)	(69)	(37)	(37)
Operating Expenses:
Voyage expenses	-	-	(3)	(3)
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	(3)	(3)
Income/(loss) from Vessel Operations	(72)	(69)	(33)	(33)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(72)	(69)	(33)	(33)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(72)	(69)	(33)	(33)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(72)	(69)	(33)	(33)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(72)	$(69)	$(33)	$(33)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Dignity Chartering Corporation		Edindun Shipping Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$307	$537	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	307	537	-	-
Operating Expenses:
Voyage expenses	(10)	(8)	-	-
Vessel expenses	241	371	-	-
Charter hire expenses	599	1,052	-	-
Depreciation and amortization	42	68	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	873	1,482	-	-
Income/(loss) from Vessel Operations	(566)	(945)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(566)	(945)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(566)	(945)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(566)	(945)	-	-
Reorganization Items, net	1,905	1,905	-	-
Income/(loss) before Income Taxes	$(2,471)	$(2,849)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$91	$326	$256	$478
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	91	326	256	478
Operating Expenses:
Voyage expenses	-	-	(8)	(8)
Vessel expenses	137	259	230	386
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	215	201	311
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	276	475	422	688
Income/(loss) from Vessel Operations	(185)	(149)	(166)	(211)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(185)	(149)	(166)	(211)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(185)	(149)	(166)	(211)
Interest Expense	-	-	(95)	(149)
Income/(loss) before Reorganization Items and Income Taxes	(185)	(149)	(262)	(360)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(185)	$(149)	$(262)	$(360)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	332	536	-	-
Voyage charter revenues	-	-	-	-
	332	536	-	-
Operating Expenses:
Voyage expenses	4	7	-	-
Vessel expenses	4	7	-	-
Charter hire expenses	(688)	(506)	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	(680)	(492)	-	-
Income/(loss) from Vessel Operations	1,012	1,028	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,012	1,028	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,012	1,028	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,012	1,028	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$1,012	$1,028	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$176	$219	$2	$2
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	176	219	2	2
Operating Expenses:
Voyage expenses	5	38	-	-
Vessel expenses	346	520	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	321	498	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	672	1,056	-	-
Income/(loss) from Vessel Operations	(496)	(837)	2	2
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(496)	(837)	2	2
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(496)	(837)	2	2
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(496)	(837)	2	2
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(496)	$(837)	$2	$2

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Front President Inc.		Goldmar Limited
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$737	$889	$422	$651
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	737	889	422	651
Operating Expenses:
Voyage expenses	(10)	18	1	1
Vessel expenses	391	521	297	416
Charter hire expenses	-	-	-	-
Depreciation and amortization	362	556	206	323
General and administrative	(0)	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	742	1,095	504	740
Income/(loss) from Vessel Operations	(5)	(207)	(83)	(89)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(5)	(207)	(83)	(89)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(5)	(207)	(83)	(89)
Interest Expense	(181)	(280)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(186)	(487)	(83)	(89)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(186)	$(487)	$(83)	$(89)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	GPC Aframax Corporation		Grace Chartering Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$184	$406	$460	$680
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	184	406	460	680
Operating Expenses:
Voyage expenses	(8)	(8)	-	-
Vessel expenses	187	321	2	3
Charter hire expenses	558	768	434	672
Depreciation and amortization	18	20	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	755	1,100	436	675
Income/(loss) from Vessel Operations	(570)	(694)	24	5
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(570)	(694)	24	5
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(570)	(694)	24	5
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(570)	(694)	24	5
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(570)	$(694)	$24	$5

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	International Seaways, Inc.		Jademar Limited
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$1,402	$2,256	$377	$586
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	3
	1,402	2,256	377	588
Operating Expenses:
Voyage expenses	84	84	2	2
Vessel expenses	15	21	170	265
Charter hire expenses	1,878	2,774	-	-
Depreciation and amortization	-	-	221	338
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	1	1	-	-
Total Operating Expenses	1,978	2,880	392	604
Income/(loss) from Vessel Operations	(576)	(624)	(15)	(16)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(576)	(624)	(15)	(16)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(576)	(624)	(15)	(16)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(576)	(624)	(15)	(16)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(576)	$(624)	$(15)	$(16)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	5	5	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	5	5	-	-
Income/(loss) from Vessel Operations	(5)	(5)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(5)	(5)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(5)	(5)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(5)	(5)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(5)	$(5)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	719	1,207	748	1,235
	719	1,207	748	1,235
Operating Expenses:
Voyage expenses	643	923	354	629
Vessel expenses	140	221	176	328
Charter hire expenses	403	624	-	-
Depreciation and amortization	32	50	117	182
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,219	1,819	648	1,139
Income/(loss) from Vessel Operations	(499)	(612)	100	96
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(499)	(612)	100	96
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(499)	(612)	100	96
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(499)	(612)	100	96
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(499)	$(612)	$100	$96

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Leo Tanker Corporation		Leyte Product Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,107	1,581	544	754
	1,107	1,581	544	754
Operating Expenses:
Voyage expenses	460	816	64	344
Vessel expenses	4	8	157	239
Charter hire expenses	490	758	-	-
Depreciation and amortization	-	-	184	286
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	953	1,583	405	869
Income/(loss) from Vessel Operations	154	(2)	139	(115)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	154	(2)	139	(115)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	154	(2)	139	(115)
Interest Expense	-	-	(50)	(93)
Income/(loss) before Reorganization Items and Income Taxes	154	(2)	89	(208)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$154	$(2)	$89	$(208)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Limar Charter Corporation		Luxmar Product Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,215	1,740	1,051	1,588
	1,215	1,740	1,051	1,588
Operating Expenses:
Voyage expenses	602	898	566	911
Vessel expenses	198	290	253	376
Charter hire expenses	374	578	-	-
Depreciation and amortization	170	267	208	321
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,344	2,033	1,027	1,608
Income/(loss) from Vessel Operations	(129)	(293)	25	(20)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(129)	(293)	25	(20)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(129)	(293)	25	(20)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(129)	(293)	25	(20)
Reorganization Items, net	273	273	-	-
Income/(loss) before Income Taxes	$(403)	$(567)	$25	$(20)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Luxmar Tanker LLC		Majestic Tankers Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$940	$892
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	940	892
Operating Expenses:
Voyage expenses	1	1	57	91
Vessel expenses	13	13	313	520
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	364	565
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	14	14	734	1,176
Income/(loss) from Vessel Operations	(14)	(14)	206	(284)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(14)	(14)	206	(284)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(14)	(14)	206	(284)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(14)	(14)	206	(284)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(14)	$(14)	$206	$(284)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Maple Tanker Corporation		Maremar Product Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$242	$189	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3	3	-	-
	245	192	-	-
Operating Expenses:
Voyage expenses	18	57	-	-
Vessel expenses	207	353	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	453	702	-	-
General and administrative	(0)	(0)	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	679	1,111	-	(3)
Income/(loss) from Vessel Operations	(434)	(919)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(434)	(919)	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(434)	(919)	-	3
Interest Expense	(233)	(361)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(667)	(1,281)	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(667)	$(1,281)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	931	1,335	-	-
	931	1,335	-	-
Operating Expenses:
Voyage expenses	520	852	-	-
Vessel expenses	257	423	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	227	353	-	-
General and administrative	1	5	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,005	1,633	-	-
Income/(loss) from Vessel Operations	(74)	(298)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(74)	(298)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(74)	(298)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(74)	(298)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(74)	$(298)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,260	1,869	-	-
	1,260	1,869	-	-
Operating Expenses:
Voyage expenses	722	930	-	-
Vessel expenses	177	260	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	216	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,039	1,405	-	-
Income/(loss) from Vessel Operations	221	464	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	221	464	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	221	464	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	221	464	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$221	$464	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Mykonos Tanker LLC		Nedimar Charter Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,575	2,335	360	907
	1,575	2,335	360	907
Operating Expenses:
Voyage expenses	696	1,064	214	466
Vessel expenses	270	421	162	315
Charter hire expenses	-	-	405	613
Depreciation and amortization	169	261	110	172
General and administrative	16	25	-	-
(Gain)/loss on disposal of vessels	20	19	-	-
Total Operating Expenses	1,171	1,790	892	1,566
Income/(loss) from Vessel Operations	404	545	(532)	(659)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	404	545	(532)	(659)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	404	545	(532)	(659)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	404	545	(532)	(659)
Reorganization Items, net	-	-	146	146
Income/(loss) before Income Taxes	$404	$545	$(678)	$(805)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Oak Tanker Corporation		Ocean Bulk Ships, Inc.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$549	$671	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	549	671	-	-
Operating Expenses:
Voyage expenses	6	29	-	-
Vessel expenses	280	436	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	453	701	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	738	1,166	-	-
Income/(loss) from Vessel Operations	(189)	(494)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(189)	(494)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(189)	(494)	-	-
Interest Expense	(228)	(353)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(417)	(847)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(417)	$(847)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Oceania Tanker Corporation		OSG 192 LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$102	$102	$-	$-
Time and bareboat charter revenues	-	-	760	1,176
Voyage charter revenues	-	-	20	20
	102	102	779	1,196
Operating Expenses:
Voyage expenses	-	-	10	13
Vessel expenses	234	234	45	55
Charter hire expenses	-	-	-	-
Depreciation and amortization	375	375	200	311
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	609	609	255	379
Income/(loss) from Vessel Operations	(506)	(506)	525	817
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(506)	(506)	525	817
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(506)	(506)	525	817
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(506)	(506)	525	817
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(506)	$(506)	$525	$817

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG 209 LLC		OSG 214 LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	798	1,232	713	1,094
Voyage charter revenues	16	17	54	80
	814	1,249	767	1,174
Operating Expenses:
Voyage expenses	14	20	52	88
Vessel expenses	38	51	14	33
Charter hire expenses	-	-	-	-
Depreciation and amortization	187	290	233	361
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	238	361	299	482
Income/(loss) from Vessel Operations	576	888	468	692
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	576	888	468	692
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	576	888	468	692
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	576	888	468	692
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$576	$888	$468	$692

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG 215 Corporation		OSG 242 LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,318	1,318
Voyage charter revenues	-	-	5	921
	-	-	1,323	2,238
Operating Expenses:
Voyage expenses	-	-	35	341
Vessel expenses	-	-	53	65
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	214	333
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	301	739
Income/(loss) from Vessel Operations	-	-	1,021	1,499
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,021	1,499
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,021	1,499
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,021	1,499
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$1,021	$1,499

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG 243 LLC		OSG 244 LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	868	1,344
Voyage charter revenues	176	646	27	27
	176	646	895	1,371
Operating Expenses:
Voyage expenses	11	96	10	17
Vessel expenses	131	91	67	80
Charter hire expenses	-	-	-	-
Depreciation and amortization	193	300	230	357
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	335	487	307	454
Income/(loss) from Vessel Operations	(158)	159	587	917
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(158)	159	587	917
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(158)	159	587	917
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(158)	159	587	917
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(158)	$159	$587	$917

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG 252 LLC		OSG 254 LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2,021	2,856	884	933
	2,021	2,856	884	933
Operating Expenses:
Voyage expenses	518	744	(21)	(4)
Vessel expenses	7	19	53	64
Charter hire expenses	-	-	-	-
Depreciation and amortization	239	371	261	472
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	764	1,134	293	532
Income/(loss) from Vessel Operations	1,257	1,722	591	401
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,257	1,722	591	401
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,257	1,722	591	401
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,257	1,722	591	401
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$1,257	$1,722	$591	$401

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG 300 LLC		OSG 400 LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG America L.P.		OSG America LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	601	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	383	599	-	-
Income/(loss) from Vessel Operations	(383)	(599)	-	-
Equity in Income/(loss) of Affiliated Companies	2,506	2,506	-	-
Operating Income/(loss)	2,122	1,906	-	-
Other Income/(expense)	3	4	-	-
Income/(loss) before Interest Expense and Income Taxes	2,126	1,911	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	2,126	1,911	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$2,126	$1,911	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	(0)	(0)
Vessel expenses	-	-	222	335
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	74	116
General and administrative	-	-	7	10
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	302	461
Income/(loss) from Vessel Operations	-	-	(302)	(461)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(302)	(461)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(302)	(461)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(302)	(461)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(302)	$(461)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Constitution LLC		OSG Courageous LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	242	364
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	78	120
General and administrative	-	-	7	11
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	327	496
Income/(loss) from Vessel Operations	-	-	(327)	(496)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(327)	(496)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(327)	(496)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(327)	(496)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(327)	$(496)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	4,177	6,431	-	-
	4,177	6,431	-	-
Operating Expenses:
Voyage expenses	776	1,339	-	-
Vessel expenses	874	1,322	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,106	1,712	-	-
General and administrative	25	25	-	-
(Gain)/loss on disposal of vessels	-	-	-	27
Total Operating Expenses	2,781	4,398	-	27
Income/(loss) from Vessel Operations	1,397	2,034	-	(27)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,397	2,034	-	(27)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,397	2,034	-	(27)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,397	2,034	-	(27)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$1,397	$2,034	$-	$(27)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Endeavor LLC		OSG Endurance LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	215	319
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	83	128
General and administrative	-	-	7	10
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	305	457
Income/(loss) from Vessel Operations	-	-	(305)	(457)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(305)	(457)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(305)	(457)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(305)	(457)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(305)	$(457)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Enterprise LLC		OSG Financial Corp.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	199	327	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	172	-	-
General and administrative	6	10	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	316	509	-	-
Income/(loss) from Vessel Operations	(316)	(509)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(316)	(509)	-	-
Other Income/(expense)	-	-	(3)	(3)
Income/(loss) before Interest Expense and Income Taxes	(316)	(509)	(3)	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(316)	(509)	(3)	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(316)	$(509)	$(3)	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Freedom LLC		OSG Honour LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	4	4	228	352
Charter hire expenses	-	-	-	-
Depreciation and amortization	188	290	59	93
General and administrative	-	-	7	11
(Gain)/loss on disposal of vessels	1,038	1,038	-	-
Total Operating Expenses	1,229	1,332	294	455
Income/(loss) from Vessel Operations	(1,229)	(1,332)	(294)	(455)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1,229)	(1,332)	(294)	(455)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,229)	(1,332)	(294)	(455)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,229)	(1,332)	(294)	(455)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(1,229)	$(1,332)	$(294)	$(455)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Independence LLC		OSG Intrepid LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	4	7	-	-
Vessel expenses	166	287	283	402
Charter hire expenses	-	-	-	-
Depreciation and amortization	48	74	78	256
General and administrative	5	9	8	11
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	223	378	369	669
Income/(loss) from Vessel Operations	(223)	(378)	(369)	(669)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(223)	(378)	(369)	(669)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(223)	(378)	(369)	(669)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(223)	(378)	(369)	(669)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(223)	$(378)	$(369)	$(669)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Liberty LLC		OSG Lightering LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$(179)	$(227)
Time and bareboat charter revenues	-	-	(1,400)	(2,168)
Voyage charter revenues	-	-	10,576	16,162
	-	-	8,997	13,768
Operating Expenses:
Voyage expenses	-	-	7,996	11,375
Vessel expenses	-	-	614	992
Charter hire expenses	-	-	1,578	2,765
Depreciation and amortization	-	-	651	993
General and administrative	-	-	203	306
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	11,043	16,432
Income/(loss) from Vessel Operations	-	-	(2,045)	(2,664)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(2,045)	(2,664)
Other Income/(expense)	-	-	0	1
Income/(loss) before Interest Expense and Income Taxes	-	-	(2,045)	(2,663)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(2,045)	(2,663)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(2,045)	$(2,663)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Mariner LLC		OSG Maritrans Parent LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	11
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	6	11
Income/(loss) from Vessel Operations	-	-	(6)	(11)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(6)	(11)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(6)	(11)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(6)	(11)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(6)	$(11)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Navigator LLC		OSG New York, Inc.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$440	$749
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,001	1,637
	-	-	1,441	2,387
Operating Expenses:
Voyage expenses	-	-	539	1,011
Vessel expenses	219	335	8	14
Charter hire expenses	-	-	1,142	1,768
Depreciation and amortization	71	111	-	-
General and administrative	7	10	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	297	457	1,689	2,793
Income/(loss) from Vessel Operations	(297)	(457)	(248)	(406)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(297)	(457)	(248)	(406)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(297)	(457)	(248)	(406)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(297)	(457)	(248)	(406)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(297)	$(457)	$(248)	$(406)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Product Tankers, LLC		OSG Quest LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	5
Total Operating Expenses	-	-	-	5
Income/(loss) from Vessel Operations	-	-	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Seafarer LLC		OSG Ship Management, Inc.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	296	460
General and administrative	-	-	2,453	4,364
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(0)	2,750	4,824
Income/(loss) from Vessel Operations	-	0	(2,750)	(4,824)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	(2,750)	(4,824)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	0	(2,750)	(4,824)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	(2,750)	(4,824)
Reorganization Items, net	-	-	1	1
Income/(loss) before Income Taxes	$-	$0	$(2,751)	$(4,825)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	OSG Valour LLC		Overseas Allegiance Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Anacortes LLC		Overseas Boston LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,736	2,688	1,651	2,556
Voyage charter revenues	-	-	18	18
	1,736	2,688	1,668	2,574
Operating Expenses:
Voyage expenses	22	34	39	46
Vessel expenses	624	916	590	871
Charter hire expenses	812	1,243	797	1,221
Depreciation and amortization	8	13	34	53
General and administrative	16	25	16	26
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,482	2,230	1,476	2,217
Income/(loss) from Vessel Operations	254	458	192	357
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	254	458	192	357
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	254	458	192	357
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	254	458	192	357
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$254	$458	$192	$357

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Houston LLC		Overseas Integrity LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	2,244	-	-
Voyage charter revenues	-	-	-	-
	1,449	2,244	-	-
Operating Expenses:
Voyage expenses	6	9	-	-
Vessel expenses	589	868	-	-
Charter hire expenses	757	1,160	-	-
Depreciation and amortization	62	97	-	-
General and administrative	16	25	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,430	2,160	-	-
Income/(loss) from Vessel Operations	19	84	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	19	84	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	19	84	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	19	84	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$19	$84	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Long Beach LLC		Overseas Los Angeles LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,442	2,232	1,442	2,224
Voyage charter revenues	-	-	-	-
	1,442	2,232	1,442	2,224
Operating Expenses:
Voyage expenses	12	19	12	19
Vessel expenses	538	854	645	929
Charter hire expenses	758	1,162	762	1,167
Depreciation and amortization	48	76	50	78
General and administrative	16	25	16	25
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,373	2,135	1,485	2,218
Income/(loss) from Vessel Operations	69	97	(43)	7
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	69	97	(43)	7
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	69	97	(43)	7
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	69	97	(43)	7
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$69	$97	$(43)	$7

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Martinez LLC		Overseas New Orleans LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,646	2,526	-	-
Voyage charter revenues	18	18	-	-
	1,664	2,544	-	-
Operating Expenses:
Voyage expenses	39	52	-	-
Vessel expenses	633	933	-	-
Charter hire expenses	784	1,215	-	-
Depreciation and amortization	12	18	-	-
General and administrative	16	26	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,485	2,244	-	-
Income/(loss) from Vessel Operations	180	300	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	180	300	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	180	300	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	180	300	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$180	$300	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas New York LLC		Overseas Nikiski LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,403	2,172	1,651	2,556
Voyage charter revenues	-	-	18	18
	1,403	2,172	1,668	2,574
Operating Expenses:
Voyage expenses	6	9	40	53
Vessel expenses	596	870	532	828
Charter hire expenses	767	1,174	798	1,223
Depreciation and amortization	20	33	48	75
General and administrative	15	25	16	26
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,403	2,111	1,435	2,204
Income/(loss) from Vessel Operations	(1)	61	233	369
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	61	233	369
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	61	233	369
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	61	233	369
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(1)	$61	$233	$369

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	(0)	-	-
Income/(loss) from Vessel Operations	-	0	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	0	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$0	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,415	6,630
Voyage charter revenues	-	-	-	-
	-	-	4,415	6,630
Operating Expenses:
Voyage expenses	-	-	33	50
Vessel expenses	3	3	1,176	1,777
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	910	1,428
General and administrative	-	-	33	52
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	3	3	2,152	3,306
Income/(loss) from Vessel Operations	(3)	(3)	2,264	3,324
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3)	(3)	2,264	3,324
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(3)	(3)	2,264	3,324
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(3)	(3)	2,264	3,324
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(3)	$(3)	$2,264	$3,324

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Overseas Tampa LLC		Overseas Texas City LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,798	2,784	1,573	2,436
Voyage charter revenues	-	3	-	-
	1,798	2,787	1,573	2,436
Operating Expenses:
Voyage expenses	22	38	20	31
Vessel expenses	563	842	523	838
Charter hire expenses	816	1,259	747	1,157
Depreciation and amortization	2	3	19	30
General and administrative	16	25	16	25
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,420	2,168	1,325	2,080
Income/(loss) from Vessel Operations	378	619	249	356
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	378	619	249	356
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	378	619	249	356
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	378	619	249	356
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$378	$619	$249	$356

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Pearlmar Limited		Petromar Limited
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$445	$686	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	2	993	1,309
	445	688	993	1,309
Operating Expenses:
Voyage expenses	2	2	529	704
Vessel expenses	515	622	141	243
Charter hire expenses	-	-	-	-
Depreciation and amortization	218	338	171	266
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	734	962	841	1,213
Income/(loss) from Vessel Operations	(289)	(274)	151	95
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(289)	(274)	151	95
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(289)	(274)	151	95
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(289)	(274)	151	95
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(289)	$(274)	$151	$95

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	639	1,286	958	1,448
	639	1,286	958	1,448
Operating Expenses:
Voyage expenses	601	961	673	1,037
Vessel expenses	22	25	2	7
Charter hire expenses	507	785	507	785
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,130	1,770	1,182	1,828
Income/(loss) from Vessel Operations	(492)	(484)	(224)	(380)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(492)	(484)	(224)	(380)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(492)	(484)	(224)	(380)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(492)	(484)	(224)	(380)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(492)	$(484)	$(224)	$(380)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Queens Product Tanker Corporation		Reymar Limited
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$427	$663
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	13	13	-	4
	13	13	427	667
Operating Expenses:
Voyage expenses	3	3	1	2
Vessel expenses	164	164	146	280
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	197	305
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	167	167	343	587
Income/(loss) from Vessel Operations	(154)	(154)	84	80
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(154)	(154)	84	80
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(154)	(154)	84	80
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(154)	(154)	84	80
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(154)	$(154)	$84	$80

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Rich Tanker Corporation		Rimar Chartering Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	173	455	-	-
Voyage charter revenues	425	430	833	1,004
	597	885	833	1,004
Operating Expenses:
Voyage expenses	213	223	351	528
Vessel expenses	4	7	223	348
Charter hire expenses	397	670	362	557
Depreciation and amortization	-	-	41	46
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	614	900	977	1,479
Income/(loss) from Vessel Operations	(16)	(14)	(144)	(475)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(16)	(14)	(144)	(475)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(16)	(14)	(144)	(475)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(16)	(14)	(144)	(475)
Reorganization Items, net	-	-	41	41
Income/(loss) before Income Taxes	$(16)	$(14)	$(186)	$(516)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Rosalyn Tanker Corporation		Rosemar Limited
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$516	$409	$-	$-
Time and bareboat charter revenues	-	-	372	576
Voyage charter revenues	-	-	-	2
	516	409	372	578
Operating Expenses:
Voyage expenses	9	100	9	14
Vessel expenses	301	433	259	352
Charter hire expenses	-	-	-	-
Depreciation and amortization	243	377	198	325
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	553	909	467	691
Income/(loss) from Vessel Operations	(37)	(501)	(95)	(113)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(37)	(501)	(95)	(113)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(37)	(501)	(95)	(113)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(37)	(501)	(95)	(113)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(37)	$(501)	$(95)	$(113)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Rubymar Limited		Sakura Transport Corp.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$769	$667
Time and bareboat charter revenues	290	449	-	-
Voyage charter revenues	-	-	-	-
	290	449	769	667
Operating Expenses:
Voyage expenses	(0)	(0)	5	42
Vessel expenses	1	2	244	437
Charter hire expenses	-	-	-	-
Depreciation and amortization	206	323	249	386
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	207	326	497	865
Income/(loss) from Vessel Operations	83	123	272	(198)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	83	123	272	(198)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	83	123	272	(198)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	83	123	272	(198)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$83	$123	$272	$(198)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	388	600	-	-
Voyage charter revenues	3	(5)	1,677	2,562
	390	595	1,677	2,562
Operating Expenses:
Voyage expenses	12	19	488	803
Vessel expenses	139	207	308	435
Charter hire expenses	-	-	-	-
Depreciation and amortization	184	285	169	269
General and administrative	-	-	16	19
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	335	511	981	1,526
Income/(loss) from Vessel Operations	56	84	696	1,036
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	56	84	696	1,036
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	56	84	696	1,036
Interest Expense	(27)	(87)	-	-
Income/(loss) before Reorganization Items and Income Taxes	29	(3)	696	1,036
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$29	$(3)	$696	$1,036

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$350	$571	$61	$308
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	302	302	-	-
	652	874	61	308
Operating Expenses:
Voyage expenses	194	196	(8)	(8)
Vessel expenses	143	233	347	465
Charter hire expenses	403	624	-	-
Depreciation and amortization	16	26	142	221
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	756	1,078	481	677
Income/(loss) from Vessel Operations	(104)	(204)	(420)	(369)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(104)	(204)	(420)	(369)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(104)	(204)	(420)	(369)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(104)	(204)	(420)	(369)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(104)	$(204)	$(420)	$(369)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Shirley Tanker SRL		Sifnos Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$84	$257	$526	$747
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	84	257	526	747
Operating Expenses:
Voyage expenses	-	-	1	2
Vessel expenses	535	691	166	263
Charter hire expenses	-	-	403	624
Depreciation and amortization	314	488	10	19
General and administrative	48	33	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	897	1,211	580	908
Income/(loss) from Vessel Operations	(813)	(954)	(54)	(161)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(813)	(954)	(54)	(161)
Other Income/(expense)	0	0	-	-
Income/(loss) before Interest Expense and Income Taxes	(813)	(954)	(54)	(161)
Interest Expense	(31)	(48)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(844)	(1,002)	(54)	(161)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(844)	$(1,002)	$(54)	$(161)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Silvermar Limited		Sixth Aframax Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$380	$587	$(38)	$(38)
Time and bareboat charter revenues	-	-	421	652
Voyage charter revenues	-	-	-	-
	380	587	383	614
Operating Expenses:
Voyage expenses	1	1	-	-
Vessel expenses	210	330	238	415
Charter hire expenses	-	-	-	-
Depreciation and amortization	203	327	139	215
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	414	658	377	631
Income/(loss) from Vessel Operations	(34)	(71)	7	(16)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(34)	(71)	7	(16)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(34)	(71)	7	(16)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(34)	(71)	7	(16)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(34)	$(71)	$7	$(16)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	434	672
Voyage charter revenues	883	1,608	-	-
	883	1,608	434	672
Operating Expenses:
Voyage expenses	776	1,112	-	-
Vessel expenses	166	296	2	3
Charter hire expenses	-	-	434	672
Depreciation and amortization	113	176	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	1,056	1,584	436	675
Income/(loss) from Vessel Operations	(173)	24	(2)	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(173)	24	(2)	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(173)	24	(2)	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(173)	24	(2)	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(173)	$24	$(2)	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$2,321	$3,390	$402	$619
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	2,321	3,390	402	619
Operating Expenses:
Voyage expenses	1	1	4	6
Vessel expenses	10	25	250	367
Charter hire expenses	2,291	3,541	552	855
Depreciation and amortization	-	-	11	17
General and administrative	62	37	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	2,364	3,604	817	1,246
Income/(loss) from Vessel Operations	(43)	(214)	(415)	(627)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(43)	(214)	(415)	(627)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(43)	(214)	(415)	(627)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(43)	(214)	(415)	(627)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$(43)	$(214)	$(415)	$(627)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Third United Shipping Corporation		Tokyo Transport Corp.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$98	$497
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	98	497
Operating Expenses:
Voyage expenses	-	-	3	34
Vessel expenses	-	-	304	425
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	268	415
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	575	874
Income/(loss) from Vessel Operations	-	-	(477)	(377)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(477)	(377)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(477)	(377)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(477)	(377)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(477)	$(377)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Transbulk Carriers, Inc.		Troy Chartering Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$466	$670
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	466	670
Operating Expenses:
Voyage expenses	-	-	0	1
Vessel expenses	-	-	157	251
Charter hire expenses	-	-	551	853
Depreciation and amortization	-	-	11	17
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	719	1,123
Income/(loss) from Vessel Operations	-	-	(253)	(452)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(253)	(452)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(253)	(452)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(253)	(452)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(253)	$(452)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Troy Product Corporation		Urban Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$485	$697
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	(30)	(31)
	-	-	455	666
Operating Expenses:
Voyage expenses	-	-	0	(32)
Vessel expenses	-	-	4	10
Charter hire expenses	-	-	498	772
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	503	750
Income/(loss) from Vessel Operations	-	-	(48)	(84)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(48)	(84)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(48)	(84)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(48)	(84)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(48)	$(84)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Vega Tanker Corporation		View Tanker Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$(23)	$(17)
Time and bareboat charter revenues	-	-	442	685
Voyage charter revenues	-	-	-	-
	-	-	419	668
Operating Expenses:
Voyage expenses	-	-	8	21
Vessel expenses	-	-	4	7
Charter hire expenses	-	-	442	685
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	455	713
Income/(loss) from Vessel Operations	-	-	(36)	(45)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(36)	(45)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(36)	(45)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(36)	(45)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$(36)	$(45)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	968	1,595
	-	-	968	1,595
Operating Expenses:
Voyage expenses	-	-	436	871
Vessel expenses	-	-	2	(2)
Charter hire expenses	-	-	488	756
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels	-	-	-	-
Total Operating Expenses	-	-	927	1,626
Income/(loss) from Vessel Operations	-	-	41	(31)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	41	(31)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	41	(31)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	41	(31)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	$-	$-	$41	$(31)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Wind Aframax Tanker Corporation		Combined Debtors
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$-	$-	$18,422	$26,910
Time and bareboat charter revenues	-	-	28,921	44,027
Voyage charter revenues	-	-	42,644	66,199
	-	-	89,988	137,135
Operating Expenses:
Voyage expenses	-	-	22,724	35,407
Vessel expenses	-	-	24,197	36,392
Charter hire expenses	-	-	27,567	43,523
Depreciation and amortization	-	-	16,928	26,291
General and administrative	-	-	2,534	4,680
(Gain)/loss on disposal of vessels	-	-	1,034	1,065
Total Operating Expenses	-	-	94,986	147,357
Income/(loss) from Vessel Operations	-	-	(4,998)	(10,222)
Equity in Income/(loss) of Affiliated Companies	-	-	5,382	6,994
Operating Income/(loss)	-	-	384	(3,228)
Other Income/(expense)	-	-	(2,602)	(2,802)
Income/(loss) before Interest Expense and Income Taxes	-	-	(2,218)	(6,030)
Interest Expense	-	-	(1,039)	(1,594)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(3,257)	(7,624)
Reorganization Items, net	-	-	8,720	10,924
Income/(loss) before Income Taxes	$-	$-	$(11,976)	$(18,548)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Eliminations		Consolidated Debtors
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues			$18,422	$26,910
Time and bareboat charter revenues			28,921	44,027
Voyage charter revenues			42,644	66,199
	-	-	89,988	137,135
Operating Expenses:
Voyage expenses			22,724	35,407
Vessel expenses			24,197	36,392
Charter hire expenses			27,567	43,523
Depreciation and amortization			16,928	26,291
General and administrative			2,534	4,680
(Gain)/loss on disposal of vessels			1,034	1,065
Total Operating Expenses	-	-	94,986	147,357
Income/(loss) from Vessel Operations	-	-	(4,998)	(10,222)
Equity in Income/(loss) of Affiliated Companies			5,382	6,994
Operating Income/(loss)	-	-	384	(3,228)
Other Income/(expense)			(2,602)	(2,802)
Income/(loss) before Interest Expense and Income Taxes	-	-	(2,218)	(6,030)
Interest Expense			(1,039)	(1,594)
Income/(loss) before Reorganization Items and Income Taxes	-	-	(3,257)	(7,624)
Reorganization Items, net			8,720	10,924
Income/(loss) before Income Taxes	$-	$-	$(11,976)	$(18,548)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Total Non-Debtors		Eliminations
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$(33)	$(33)
Time and bareboat charter revenues	47	47
Voyage charter revenues	-	-
	14	14	-	-
Operating Expenses:
Voyage expenses	(173)	(216)
Vessel expenses	1,356	1,343
Charter hire expenses	241	241
Depreciation and amortization	(56)	(85)
General and administrative	2,696	3,694
(Gain)/loss on disposal of vessels	-	0
Total Operating Expenses	4,065	4,977	-	-
Income/(loss) from Vessel Operations	(4,051)	(4,963)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-
Operating Income/(loss)	(4,051)	(4,963)	-	-
Other Income/(expense)	2,618	3,004
Income/(loss) before Interest Expense and Income Taxes	(1,432)	(1,959)	-	-
Interest Expense	0	0
Income/(loss) before Reorganization Items and Income Taxes	(1,432)	(1,959)	-	-
Reorganization Items, net	-	-
Income/(loss) before Income Taxes	$(1,432)	$(1,959)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2012 and November 14, 2012 through December 31, 2012

	Consolidated Overseas Shipholding Group, Inc.
($000s)	December 1 - 31, 2012	November 14 - December 31, 2012

Shipping Revenues:

Pool revenues	$18,389	$26,877
Time and bareboat charter revenues	28,968	44,074
Voyage charter revenues	42,645	66,199
	90,002	137,150
Operating Expenses:
Voyage expenses	22,551	35,191
Vessel expenses	25,553	37,735
Charter hire expenses	27,809	43,764
Depreciation and amortization	16,873	26,206
General and administrative	5,231	8,374
(Gain)/loss on disposal of vessels	1,033	1,065
Total Operating Expenses	99,050	152,335
Income/(loss) from Vessel Operations	(9,048)	(15,185)
Equity in Income/(loss) of Affiliated Companies	5,382	6,994
Operating Income/(loss)	(3,666)	(8,191)
Other Income/(expense)	16	202
Income/(loss) before Interest Expense and Income Taxes	(3,650)	(7,989)
Interest Expense	(1,039)	(1,594)
Income/(loss) before Reorganization Items and Income Taxes	(4,689)	(9,583)
Reorganization Items, net	8,720	10,925
Income/(loss) before Income Taxes	$(13,409)	$(20,508)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$318,201	$3,986	$60,918	$46,300	$53,290	$-	$-	$-	$-
Voyage receivables	530	382	(990)	(994)	-	-	2,611	2,502	-	-
Other receivables	26,385	26,381	13,363	13,948	746	539	27	42	(1)	(1)
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	16,696	13,214	449	9	-	-	75	133	18	110
Total Current Assets	363,738	358,179	16,809	73,881	47,046	53,829	2,713	2,677	18	109
Vessels and other property, less accumulated depreciation	-	-	1	1	-	-	50,585	50,239	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	2,150	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	1	1	-	-	52,797	52,389	-	-
Investments in Affiliated Companies	38	38	(2,998)	1,700	-	-	-	-	231,376	235,640
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(1,758,985)	(1,758,965)	(535,720)	(535,631)	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	268,167	180,732	158,841	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	331,328	386,101	386,021	986,788	986,788	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	61,649	61,649	1,439,873	1,439,839	4,239	4,239	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	-	-	927	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,228	-	23,504	-	4,719	-	-	-	100
Other Assets	0	0	36	47	237	235	257	248	-	-
Total Assets	$(734,856)	$(737,376)	$1,484,835	$1,549,130	$2,550,569	$2,562,070	$72,103	$71,650	$495,057	$499,513

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$8,019	$8,318	$-	$(572)	$55	$2,172	$1,150	$1,023	$-	$-
Total Current Liabilities Not Subject to Compromise	8,019	8,318	-	(572)	55	2,172	1,150	1,023	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	75,475	-	29,495	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	33,099	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	206	-	28,762	-	7,700	-	434	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	1,808	1,824	-	-	43	29
Total Liabilities Not Subject to Compromise	8,019	8,524	-	136,764	1,863	41,191	1,150	1,457	43	29

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,716	50,033	20,855	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,617	16,617	317,740	317,740	59,429	59,429	28,127	28,127	17	17
Pre-petition intercompany payables to other debtors	76,604	76,604	1,932,666	1,932,666	1,079,525	1,079,525	-	-	39	39
Other liabilities	2,231,657	2,231,654	509	509	403	2,138	47,270	47,430	-	-
Total Liabilities Subject to Compromise	2,324,879	2,324,876	2,478,631	2,403,631	1,189,390	1,161,947	75,397	75,557	56	56

Total Liabilities	2,332,897	2,333,400	2,478,631	2,540,395	1,191,253	1,203,138	76,547	77,014	99	85
Equity:
Total Equity	(3,067,754)	(3,070,775)	(993,796)	(991,265)	1,359,316	1,358,931	(4,444)	(5,364)	494,959	499,428
Total Liabilities and Equity	$(734,856)	$(737,376)	$1,484,835	$1,549,130	$2,550,569	$2,562,070	$72,103	$71,650	$495,057	$499,513

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	1,417	153	1,140	2,957	6,566	(62)	(62)	2,562	2,698
Other receivables	11	(17)	(24)	2	2,741	13	131	131	6	91
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	21	42	21	43	528	884	-	-	426	55
Total Current Assets	1,579	1,443	150	1,185	6,226	7,463	69	69	2,995	2,844
Vessels and other property, less accumulated depreciation	34,822	34,565	34,750	34,494	228	268	-	-	51,954	51,645
Deferred drydock expenditures, net	674	672	401	362	1,800	1,730	-	-	1,747	1,685
Total Vessels, Deferred Drydock and Other Property	35,496	35,237	35,151	34,856	2,028	1,999	-	-	53,701	53,330
Investments in Affiliated Companies	300	300	600	600	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	472	-	-	-	-	-	-	-	652
Other Assets	53	56	67	32	55	-	-	-	(1)	(1)
Total Assets	$41,358	$41,439	$43,893	$44,598	$14,825	$15,978	$707	$707	$64,121	$64,251

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$44	$91	$708	$737	$116	$173	$-	$-	$41	$79
Total Current Liabilities Not Subject to Compromise	44	91	708	737	116	173	-	-	41	79

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	485	-	1,736	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	91	708	1,222	116	1,909	-	-	41	79

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,950	19,971	19,950	19,971	-	-	-	-	-	-
Total Liabilities Subject to Compromise	27,006	27,028	27,878	27,899	29,620	29,620	147	147	6,325	6,325

Total Liabilities	27,050	27,119	28,586	29,121	29,736	31,529	147	147	6,366	6,404
Equity:
Total Equity	14,308	14,319	15,308	15,477	(14,912)	(15,551)	560	560	57,755	57,847
Total Liabilities and Equity	$41,358	$41,439	$43,893	$44,598	$14,825	$15,978	$707	$707	$64,121	$64,251

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	1,523	(22)	-	1,480	1,576	270	1,254	455	454
Other receivables	14	(14)	-	(22)	20	0	(27)	(26)	3,779	3,779
Inventory	318	526	-	-	-	-	484	(0)	-	-
Prepaid expenses and other current assets	21	37	1,071	-	23	43	21	42	4,651	4,651
Total Current Assets	1,769	2,072	1,049	(22)	1,523	1,619	748	1,271	8,884	8,883
Vessels and other property, less accumulated depreciation	26,361	26,141	-	-	35,473	35,225	35,287	35,041	-	-
Deferred drydock expenditures, net	1,657	1,594	-	-	534	482	395	364	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	27,735	-	-	36,006	35,707	35,682	35,405	-	-
Investments in Affiliated Companies	-	-	-	-	600	600	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	541	-	500	-	-	-	-	-	-
Other Assets	33	48	-	571	46	44	(24)	(4)	-	-
Total Assets	$45,929	$46,504	$1,934	$1,934	$53,013	$52,808	$52,233	$52,499	$9,523	$9,522

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$374	$690	$4	$4	$928	$78	$469	$124	$57	$57
Total Current Liabilities Not Subject to Compromise	374	690	4	4	928	78	469	124	57	57

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	514	-	538	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	690	4	4	928	592	469	662	57	57

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,950	19,971	19,950	19,971	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,564	36,586	37,731	37,752	1,997	1,997

Total Liabilities	17,787	18,103	844	844	37,492	37,177	38,200	38,414	2,053	2,053
Equity:
Total Equity	28,142	28,401	1,090	1,090	15,521	15,631	14,033	14,085	7,470	7,469
Total Liabilities and Equity	$45,929	$46,504	$1,934	$1,934	$53,013	$52,808	$52,233	$52,499	$9,523	$9,522

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	2,005	1,578	1,422	330	330	1,936	1,936	1,699	1,661
Other receivables	15	15	6	(10)	26	26	2	(28)	(4)	25
Inventory	150	554	-	-	-	-	182	615	-	270
Prepaid expenses and other current assets	273	493	29	43	31	31	23	42	342	47
Total Current Assets	2,631	3,067	1,612	1,455	386	387	2,143	2,565	2,037	2,003
Vessels and other property, less accumulated depreciation	-	-	35,133	34,880	-	-	35,037	34,785	41,872	41,661
Deferred drydock expenditures, net	-	-	762	702	-	-	726	675	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	35,582	-	-	35,762	35,460	41,872	41,661
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	11	-	544	-	-	-	422	-	813
Other Assets	-	-	30	31	-	-	(114)	(33)	2	2
Total Assets	$22,146	$22,593	$42,697	$42,772	$2,130	$2,131	$50,976	$51,599	$43,926	$44,495

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$478	$986	$42	$62	$-	$-	$571	$657	$63	$278
Total Current Liabilities Not Subject to Compromise	478	986	42	62	-	-	571	657	63	278

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	986	42	62	-	-	571	657	63	278

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	-	19,950	19,971	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	23,009	28,159	28,181	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	23,995	28,202	28,243	1,193	1,193	10,616	10,702	42,851	43,066
Equity:
Total Equity	(1,340)	(1,402)	14,496	14,529	936	937	40,360	40,897	1,075	1,429
Total Liabilities and Equity	$22,146	$22,593	$42,697	$42,772	$2,130	$2,131	$50,976	$51,599	$43,926	$44,495

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	2,242	3,187	3,549	171	172	-	-	697	1,012
Other receivables	-	-	28	83	(53)	(53)	-	-	13	3
Inventory	433	480	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	491	96	126	221	221	-	-	44	611
Total Current Assets	1,941	3,213	3,311	3,758	339	340	-	-	753	1,626
Vessels and other property, less accumulated depreciation	-	-	38,944	38,666	-	-	59,564	59,825	141	145
Deferred drydock expenditures, net	-	-	1,486	1,505	-	-	-	-	65	61
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	40,170	-	-	59,564	59,825	206	205
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	10,281
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	(540)
Other Assets	(9)	(9)	(37)	(37)	-	-	-	-	105	86
Total Assets	$24,241	$25,512	$56,032	$56,219	$1,611	$1,611	$81,926	$82,186	$11,345	$11,658

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$59	$456	$321	$173	$249	$249	$-	$-	$609	$289
Total Current Liabilities Not Subject to Compromise	59	456	321	173	249	249	-	-	609	289

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	85	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	803	-	371	-	-	-	175	-	974
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	(836)
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	1,260	321	544	249	249	-	261	(245)	426

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	365	365	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	25,381	25,381	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	25,746	25,746	6,460	6,460	1,208	1,208	81,826	81,826	15,771	15,771

Total Liabilities	25,805	27,006	6,782	7,004	1,457	1,457	81,826	82,086	15,526	16,197
Equity:
Total Equity	(1,564)	(1,493)	49,250	49,215	154	154	100	100	(4,181)	(4,539)
Total Liabilities and Equity	$24,241	$25,512	$56,032	$56,219	$1,611	$1,611	$81,926	$82,186	$11,345	$11,658

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	547	195	15	205	23	67	68	908	1,465
Other receivables	(3)	(5)	22	47	(9)	4	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	752	697
Prepaid expenses and other current assets	-	-	47	71	33	52	-	-	3	1
Total Current Assets	707	542	264	133	230	79	67	68	1,662	2,163
Vessels and other property, less accumulated depreciation	-	-	36,005	35,744	37,294	37,024	-	-	-	-
Deferred drydock expenditures, net	-	-	358	316	306	270	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	36,060	37,600	37,294	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,847	26,270	26,270	27,240	27,240	30,925	30,925	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	21	-	392	-	444	-	-	-	-
Other Assets	(3)	(4)	-	-	(41)	(0)	14	14	-	-
Total Assets	$28,802	$28,676	$62,901	$62,859	$65,032	$65,059	$31,024	$31,025	$20,251	$20,752

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$279	$177	$461	$502	$489	$476	$-	$-	$19	$258
Total Current Liabilities Not Subject to Compromise	279	177	461	502	489	476	-	-	19	258

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	227
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	177	461	502	489	476	-	-	19	485

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	-	-	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,640	17,008	17,008	17,774	17,774	-	-	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	48,010	48,010	20,350	20,350	20,753	20,753	-	-	24,230	24,230

Total Liabilities	48,289	48,188	20,811	20,852	21,242	21,229	-	-	24,249	24,715
Equity:
Total Equity	(19,488)	(19,511)	42,091	42,007	43,790	43,830	31,024	31,025	(3,998)	(3,963)
Total Liabilities and Equity	$28,802	$28,676	$62,901	$62,859	$65,032	$65,059	$31,024	$31,025	$20,251	$20,752

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	3,708	1,991	1,499	90	0	-	-	758	723
Other receivables	11	71	-	-	-	-	-	-	4	35
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	55	241	338	-	-	-	-	42	77
Total Current Assets	2,667	3,834	2,232	1,838	90	0	-	-	805	837
Vessels and other property, less accumulated depreciation	51,896	51,585	-	-	-	-	-	-	56,274	55,983
Deferred drydock expenditures, net	1,873	1,808	-	-	-	-	-	-	43	39
Total Vessels, Deferred Drydock and Other Property	53,768	53,394	-	-	-	-	-	-	56,317	56,022
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,285	-	465	-	96	-	-	-	842
Other Assets	(58)	(11)	-	-	-	-	-	-	136	114
Total Assets	$63,377	$64,889	$10,027	$10,097	$522	$527	$-	$-	$61,132	$61,689

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$102	$1,254	$-	$-	$-	$-	$-	$-	$660	$855
Total Current Liabilities Not Subject to Compromise	102	1,254	-	-	-	-	-	-	660	855

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	467
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	493	583	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,254	493	583	-	-	-	-	660	1,322

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,653
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	-	10	10	-	-	36,973	37,121
Total Liabilities Subject to Compromise	6,330	6,330	11,523	11,523	111	111	-	-	44,628	44,776

Total Liabilities	6,431	7,584	12,015	12,106	111	111	-	-	45,288	46,098
Equity:
Total Equity	56,946	57,305	(1,989)	(2,009)	410	416	-	-	15,844	15,591
Total Liabilities and Equity	$63,377	$64,889	$10,027	$10,097	$522	$527	$-	$-	$61,132	$61,689

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	(39)	3,455	2,328	1,711	1,396	2,422	1,588	243	244
Other receivables	(15)	(4)	687	691	883	945	44	324	373	373
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	180	409	57	479	479	-	-
Total Current Assets	(115)	(43)	4,721	3,200	3,003	2,398	2,945	2,391	616	618
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	796	-	506	-	635	-	-
Other Assets	-	-	(1)	(1)	(5)	(15)	-	-	51	51
Total Assets	$1,481	$1,553	$37,873	$37,147	$17,655	$17,545	$30,772	$30,852	$2,608	$2,609

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$71	$285	$214	$-	$582	$100	$189	$-	$-
Total Current Liabilities Not Subject to Compromise	-	71	285	214	-	582	100	189	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	71	285	214	-	582	100	189	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,337	28,300	28,300	18,440	18,440	22,718	22,718	1,046	1,046
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,337	1,337	28,300	28,300	18,441	18,441	23,673	23,673	1,881	1,881

Total Liabilities	1,337	1,408	28,585	28,514	18,441	19,023	23,773	23,863	1,881	1,881
Equity:
Total Equity	144	145	9,288	8,633	(786)	(1,477)	6,999	6,990	727	728
Total Liabilities and Equity	$1,481	$1,553	$37,873	$37,147	$17,655	$17,545	$30,772	$30,852	$2,608	$2,609

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	716	581	545	3,016	2,800	-	-	1,427	1,163
Other receivables	750	750	865	858	8	19	-	-	33	15
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	313	-	-	46	71
Total Current Assets	1,997	1,466	1,415	1,403	3,534	3,132	-	-	1,506	1,248
Vessels and other property, less accumulated depreciation	-	-	-	-	483	17	-	-	23,283	23,120
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,619
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	17	-	-	24,954	24,739
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	459	-	3	-	-	-	-	-	280
Other Assets	-	-	0	0	26	8	-	-	85	85
Total Assets	$15,262	$15,190	$11,965	$11,956	$14,624	$12,316	$-	$-	$33,715	$33,523

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$7	$31	$162	$146	$-	$-	$119	$76
Total Current Liabilities Not Subject to Compromise	-	-	7	31	162	146	-	-	119	76

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	557	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	31	162	703	-	-	119	76

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	16,475	12,505	12,505	26,406	26,406	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	-	-	-	-	-	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	16,475	12,505	12,505	26,407	26,407	-	-	32,833	32,833

Total Liabilities	16,475	16,475	12,512	12,536	26,569	27,110	-	-	32,952	32,909
Equity:
Total Equity	(1,213)	(1,284)	(547)	(580)	(11,944)	(14,794)	-	-	763	614
Total Liabilities and Equity	$15,262	$15,190	$11,965	$11,956	$14,624	$12,316	$-	$-	$33,715	$33,523

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,580	22	18	287	287	2,635	2,494	(303)	(301)
Other receivables	73	44	-	-	0	0	7	(24)	0	0
Inventory	-	-	-	-	(0)	(0)	-	-	-	-
Prepaid expenses and other current assets	42	75	335	441	0	0	107	128	-	-
Total Current Assets	1,819	1,701	357	459	288	288	2,749	2,597	(302)	(300)
Vessels and other property, less accumulated depreciation	56,928	56,637	-	-	-	-	38,368	38,000	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	1,903	-	-
Total Vessels, Deferred Drydock and Other Property	56,928	56,637	-	-	-	-	40,401	39,903	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,074	30,074
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	561	-	-	-	-	-	-	-	-
Other Assets	290	319	-	-	-	-	421	471	-	-
Total Assets	$61,419	$61,600	$6,113	$6,215	$7,341	$7,341	$65,438	$64,838	$29,772	$29,774

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$423	$277	$2,054	$855	$995	$995	$525	$436	$0	$0
Total Current Liabilities Not Subject to Compromise	423	277	2,054	855	995	995	525	436	0	0

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	538	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	272	-	-	-	327	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	816	2,054	1,128	995	995	525	763	0	0

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,373	-	-
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	-	-
Other liabilities	36,973	37,121	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	44,613	44,761	8,117	8,117	5,815	5,815	11,383	11,383	-	-

Total Liabilities	45,036	45,577	10,170	9,244	6,810	6,810	11,908	12,146	0	0
Equity:
Total Equity	16,383	16,023	(4,058)	(3,030)	531	531	53,530	52,693	29,772	29,774
Total Liabilities and Equity	$61,419	$61,600	$6,113	$6,215	$7,341	$7,341	$65,438	$64,838	$29,772	$29,774

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	3,320	2,099	2,186	1,818	1,624	1,564	1,403	5,877	5,649
Other receivables	179	159	0	(15)	25	1	-	-	75	75
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	154	33	52	470	852	242	437	917	2,060
Total Current Assets	3,261	3,635	2,132	2,223	2,312	2,477	1,806	1,840	6,869	7,784
Vessels and other property, less accumulated depreciation	105,641	105,153	34,252	33,979	77	222	-	-	-	-
Deferred drydock expenditures, net	-	198	1,546	1,777	16	13	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	105,641	105,351	35,798	35,755	93	236	-	-	-	-
Investments in Affiliated Companies	-	-	641	641	-	-	300	300	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	(3,023)	(3,023)	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	-	-	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	554	-	362	-	-	-	-	-	-
Other Assets	380	315	67	39	(185)	(28)	-	-	-	-
Total Assets	$175,261	$175,833	$57,955	$58,336	$13,551	$14,016	$(918)	$(884)	$22,274	$23,188

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$239	$481	$39	$514	$224	$513	$-	$0	$5	$5
Total Current Liabilities Not Subject to Compromise	239	481	39	514	224	513	-	0	5	5

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	541	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	834	-	29	-	1,539
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	(1,589)	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	239	1,022	39	514	(1,402)	(242)	-	29	5	1,544

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	-	-	17,262	17,262
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	12,454	12,454
Other liabilities	69,042	69,318	-	-	-	-	-	-	0	-
Total Liabilities Subject to Compromise	81,469	81,745	17,158	17,158	21,857	21,857	-	-	29,716	29,716

Total Liabilities	81,708	82,767	17,198	17,673	20,455	21,615	-	29	29,721	31,260
Equity:
Total Equity	93,553	93,066	40,757	40,663	(6,905)	(7,599)	(918)	(913)	(7,448)	(8,072)
Total Liabilities and Equity	$175,261	$175,833	$57,955	$58,336	$13,551	$14,016	$(918)	$(884)	$22,274	$23,188

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,132	-	-	-	-	2,143	1,003	1,368	1,604
Other receivables	21	4	(19)	(19)	-	-	21	(4)	42	11
Inventory	-	-	-	-	-	-	524	507	216	580
Prepaid expenses and other current assets	29	48	0	2	-	-	240	458	263	46
Total Current Assets	2,116	2,185	(19)	(17)	-	-	2,928	1,963	1,889	2,241
Vessels and other property, less accumulated depreciation	35,721	35,415	-	-	-	-	982	959	35,080	34,898
Deferred drydock expenditures, net	1,321	1,367	-	-	-	-	164	137	-	-
Total Vessels, Deferred Drydock and Other Property	37,042	36,782	-	-	-	-	1,146	1,096	35,080	34,898
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	578	-	-	-	-	-	292	-	793
Other Assets	(34)	(34)	(198)	(98)	-	-	(22)	(22)	(20)	(20)
Total Assets	$78,326	$78,713	$27,112	$27,215	$10,114	$10,114	$17,441	$16,718	$55,771	$56,734

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$53	$456	$56	$123	$-	$-	$719	$608	$99	$966
Total Current Liabilities Not Subject to Compromise	53	456	56	123	-	-	719	608	99	966

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	41	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	456	56	164	-	-	719	608	99	966

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,558	8,114	8,114	23,418	23,418	15,205	15,205

Total Liabilities	38,506	38,909	5,614	5,723	8,114	8,114	24,137	24,026	15,304	16,171
Equity:
Total Equity	39,820	39,804	21,498	21,493	2,000	2,000	(6,696)	(7,308)	40,468	40,563
Total Liabilities and Equity	$78,326	$78,713	$27,112	$27,215	$10,114	$10,114	$17,441	$16,718	$55,771	$56,734

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	1,211	2,668	570	812	1,308	410	222	0	-
Other receivables	-	-	23	65	27	394	-	9	12	79
Inventory	259	608	479	-	206	162	52	574	-	-
Prepaid expenses and other current assets	273	493	27	53	246	440	(9)	37	-	-
Total Current Assets	3,397	2,312	3,198	688	1,290	2,304	454	842	12	79
Vessels and other property, less accumulated depreciation	-	-	55,430	55,174	199	198	23,904	23,694	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	3,056	482	1,748	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	55,174	3,521	3,254	24,386	25,441	0	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	974	-	2,148	-	-	-	-	-	(81)
Other Assets	-	-	263	229	(26)	(51)	-	-	13	74
Total Assets	$22,868	$22,757	$65,882	$65,230	$13,253	$13,975	$48,847	$50,291	$56,818	$56,865

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$745	$635	$1,398	$881	$1,021	$1,170	$636	$884	$121	$182
Total Current Liabilities Not Subject to Compromise	745	635	1,398	881	1,021	1,170	636	884	121	182

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	1,192	-	1,215	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	972	871	-	-	-	-
Other Liabilities	-	-	-	-	60	108	-	-	-	-
Total Liabilities Not Subject to Compromise	745	635	1,398	881	2,053	3,342	636	2,099	121	182

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	-	41,668	41,741	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,812	23,812	66,967	67,039	26,423	26,423	35,612	35,612	32,351	32,351

Total Liabilities	24,557	24,447	68,364	67,921	28,476	29,765	36,248	37,711	32,472	32,533
Equity:
Total Equity	(1,689)	(1,691)	(2,482)	(2,690)	(15,223)	(15,790)	12,600	12,580	24,346	24,332
Total Liabilities and Equity	$22,868	$22,757	$65,882	$65,230	$13,253	$13,975	$48,847	$50,291	$56,818	$56,865

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Majestic Tankers Corporation		Maple Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,321	(430)	(917)	-	-	3,112	721	-	-
Other receivables	21	34	86	119	-	-	427	129	-	-
Inventory	-	-	-	-	-	-	198	682	-	-
Prepaid expenses and other current assets	86	128	62	138	-	6	36	21	-	-
Total Current Assets	3,032	3,484	(282)	(659)	-	6	3,772	1,553	-	-
Vessels and other property, less accumulated depreciation	40,698	40,289	141,583	140,881	-	-	24,600	24,334	-	-
Deferred drydock expenditures, net	2,099	1,943	-	-	-	-	310	223	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	42,232	141,583	140,881	-	-	24,910	24,557	-	-
Investments in Affiliated Companies	-	-	3,629	3,629	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	953	953
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	646	-	6	-	2,240	-	-
Other Assets	(2)	(2)	1,143	1,130	9	-	(216)	31	-	-
Total Assets	$57,181	$57,067	$146,113	$145,667	$108	$111	$68,802	$68,716	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$461	$307	$424	$328	$-	$-	$726	$939	$-	$-
Total Current Liabilities Not Subject to Compromise	461	307	424	328	-	-	726	939	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	583	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	325	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	632	424	910	-	-	726	939	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	87,005	87,353	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	146,658	147,005	8	8	31,011	31,011	-	-

Total Liabilities	10,949	11,119	147,081	147,916	8	8	31,738	31,950	-	-
Equity:
Total Equity	46,232	45,948	(968)	(2,249)	100	103	37,064	36,766	953	953
Total Liabilities and Equity	$57,181	$57,067	$146,113	$145,667	$108	$111	$68,802	$68,716	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,854	-	-	881	2,714
Other receivables	-	-	-	-	(12)	(18)	-	-	-	664
Inventory	-	-	-	-	733	812	-	-	55	753
Prepaid expenses and other current assets	-	-	-	-	25	50	-	-	24	48
Total Current Assets	-	-	-	-	1,824	2,698	-	-	959	4,179
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	42,068	34,414	35,469	47,429	47,168
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	42,068	34,414	35,469	47,429	47,168
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	577	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$45,344	$34,554	$35,609	$96,023	$98,962

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$-	$-	$114	$885	$-	$-	$277	$1,261
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	885	-	-	277	1,261

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	753	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	302	-	1,410
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	885	-	1,055	277	2,671

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,944	34,454	35,509	74,566	76,960
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	2,400	100	100	21,457	22,002
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$45,344	$34,554	$35,609	$96,023	$98,962

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Nedimar Charter Corporation		Oak Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	844	(234)	(148)	-	-	2,100	2,161	(20)	-
Other receivables	(5)	277	115	122	-	-	114	128	-	6
Inventory	333	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	256	68	61	139	-	-	96	165	9	32
Total Current Assets	2,137	1,189	(57)	113	-	-	2,310	2,454	(11)	38
Vessels and other property, less accumulated depreciation	47	-	138,736	138,070	-	-	79,751	79,244	9,219	9,016
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	108	796	688
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	138,070	-	-	79,920	79,352	10,015	9,704
Investments in Affiliated Companies	-	-	3,788	3,788	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	14	-	580	-	-	-	-	-	1,426
Other Assets	(41)	(41)	1,197	1,148	-	-	-	-	-	-
Total Assets	$15,991	$13,630	$144,086	$144,122	$-	$-	$167,097	$166,674	$37,244	$38,408

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$591	$572	$325	$332	$-	$-	$102	$172	$440	$788
Total Current Liabilities Not Subject to Compromise	591	572	325	332	-	-	102	172	440	788

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	536	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	14	-	-
Deferred Gain on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	572	325	869	-	-	102	186	440	788

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,310	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	-	84,746	85,085	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	24,346	147,846	148,185	15	15	10,670	10,670	14,950	14,950

Total Liabilities	26,473	24,918	148,171	149,054	15	15	10,772	10,855	15,391	15,739
Equity:
Total Equity	(10,482)	(11,288)	(4,085)	(4,932)	(15)	(15)	156,325	155,818	21,853	22,670
Total Liabilities and Equity	$15,991	$13,630	$144,086	$144,122	$-	$(0)	$167,097	$166,674	$37,244	$38,408

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	2	34	31	-	-	1,551	134	1,820	106
Other receivables	265	271	298	296	-	-	284	274	60	259
Inventory	-	-	-	-	-	-	315	-	166	75
Prepaid expenses and other current assets	5	34	5	31	-	-	5	36	15	35
Total Current Assets	261	307	337	357	-	-	2,155	445	2,061	475
Vessels and other property, less accumulated depreciation	22,021	21,798	18,892	18,687	-	-	29,890	29,632	31,327	31,076
Deferred drydock expenditures, net	1,099	1,032	1,762	1,602	-	-	746	671	703	1,446
Total Vessels, Deferred Drydock and Other Property	23,121	22,830	20,653	20,289	-	-	30,636	30,303	32,030	32,522
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	693	-	1,400	-	-	-	3,920	-	1,190
Other Assets	19	19	-	-	-	-	17	17	(94)	(50)
Total Assets	$47,801	$48,249	$35,826	$36,882	$124	$124	$62,739	$64,616	$62,405	$62,544

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$464	$25	$398	$761	$-	$-	$1,084	$1,462	$20	$1
Total Current Liabilities Not Subject to Compromise	464	25	398	761	-	-	1,084	1,462	20	1

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	25	398	761	-	-	1,084	1,462	20	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,185	9,349	9,713	124	124	9,867	10,245	10,090	10,071
Equity:
Total Equity	36,177	37,064	26,477	27,169	(0)	(0)	52,872	54,371	52,314	52,473
Total Liabilities and Equity	$47,801	$48,249	$35,826	$36,882	$124	$124	$62,739	$64,616	$62,405	$62,544

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	27	1,600	1,555	-	49	-	-	-	-
Other receivables	276	276	328	318	247	272	-	-	-	-
Inventory	-	-	278	231	-	-	-	-	-	-
Prepaid expenses and other current assets	5	30	5	34	5	34	-	-	-	-
Total Current Assets	350	332	2,211	2,138	252	355	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	15,742	18,995	18,747	21,186	20,894	-	-	-	-
Deferred drydock expenditures, net	1,102	1,009	1,152	1,028	1,870	2,303	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	16,751	20,147	19,776	23,056	23,197	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	826	-	2,168	-	458	-	-	-	-
Other Assets	-	-	(7)	-	-	-	-	-	532	532
Total Assets	$44,834	$45,286	$40,769	$42,499	$45,584	$46,286	$84	$84	$22,996	$22,996

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$474	$9	$386	$395	$1	$302	$-	$-	$(1)	$6
Total Current Liabilities Not Subject to Compromise	474	9	386	395	1	302	-	-	(1)	6

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	9	386	395	1	302	-	-	(1)	6

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	11,481	2,312	2,320	6,050	6,351	-	-	6,232	6,240
Equity:
Total Equity	32,888	33,805	38,457	40,179	39,535	39,935	84	84	16,764	16,756
Total Liabilities and Equity	$44,834	$45,286	$40,769	$42,499	$45,584	$46,286	$84	$84	$22,996	$22,996

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$27,018	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	2	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	27,020	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	3,500	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	64,017	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	234,396	234,396	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,282	834,282	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	22,236	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,156,138	$1,185,452	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$-	$-	$16	$20	$-	$-	$-	$-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	20	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	2,145	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	23,902	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	16	26,068	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,949	134,949	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,818	686,818	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,069	822,069	6,899	6,899	-	-

Total Liabilities	79	79	-	-	822,085	848,136	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	459	334,053	337,315	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,156,138	$1,185,452	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	3,953	-	-
Other receivables	26	26	-	-	10	10	63	795	-	-
Inventory	-	-	-	-	-	-	710	894	-	-
Prepaid expenses and other current assets	4	20	-	-	4	33	47	298	-	-
Total Current Assets	29	45	-	-	14	43	6,241	5,939	-	-
Vessels and other property, less accumulated depreciation	7,024	6,969	-	-	30,264	30,144	382,438	380,725	-	-
Deferred drydock expenditures, net	602	542	-	-	-	-	-	8	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	7,510	-	-	30,264	30,144	382,438	380,733	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	5,548	-	-
Other Assets	-	-	0	3	(2)	(1)	0	(26)	-	-
Total Assets	$10,091	$9,991	$1,070	$1,073	$32,339	$32,248	$508,278	$511,794	$1,272	$1,272

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$125	$91	$2	$2	$140	$90	$598	$509	$21	$-
Total Current Liabilities Not Subject to Compromise	125	91	2	2	140	90	598	509	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	395	-	3	-	455	-	1,571	-	49
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	486	2	5	140	545	598	2,080	21	49

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	9,841	4,579	4,582	17,353	17,758	89,772	91,254	529	557
Equity:
Total Equity	611	150	(3,508)	(3,508)	14,986	14,490	418,506	420,540	743	715
Total Liabilities and Equity	$10,091	$9,991	$1,070	$1,073	$32,339	$32,248	$508,278	$511,794	$1,272	$1,272

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$18	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	0
Prepaid expenses and other current assets	-	-	4	33	4	18	-	-	5	14
Total Current Assets	-	-	27	56	14	28	16	18	5	15
Vessels and other property, less accumulated depreciation	-	-	32,214	32,085	4,238	4,199	-	-	1,478	150
Deferred drydock expenditures, net	-	-	-	-	1,494	1,361	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	32,085	5,732	5,560	-	-	1,478	150
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	(30)	(30)	9	13	731	727	0	0
Total Assets	$-	$-	$32,280	$32,181	$8,895	$8,741	$10,999	$10,996	$2,312	$994

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$145	$87	$189	$107	$-	$-	$(7)	$(9)
Total Current Liabilities Not Subject to Compromise	-	-	145	87	189	107	-	-	(7)	(9)

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	415	-	437	-	-	-	18
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	145	502	189	544	-	-	(7)	9

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	421	15,828	16,186	8,638	8,993	9,457	9,457	3,775	3,790
Equity:
Total Equity	(421)	(421)	16,452	15,995	257	(252)	1,541	1,539	(1,462)	(2,796)
Total Liabilities and Equity	$-	$-	$32,280	$32,181	$8,895	$8,741	$10,999	$10,996	$2,312	$994

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$9,803
Voyage receivables	-	-	-	-	-	-	-	-	10,331	18,921
Other receivables	16	16	14	22	13	37	-	-	10,758	7,912
Inventory	-	-	-	-	-	-	-	-	3,464	3,386
Prepaid expenses and other current assets	4	18	4	19	4	17	-	-	1,893	1,023
Total Current Assets	20	34	18	41	17	55	-	-	29,948	41,045
Vessels and other property, less accumulated depreciation	3,802	3,761	6,615	6,562	2,897	2,847	-	-	47,653	46,905
Deferred drydock expenditures, net	848	796	311	657	1,219	1,329	-	-	2,465	3,839
Total Vessels, Deferred Drydock and Other Property	4,649	4,557	6,926	7,220	4,116	4,177	-	-	50,118	50,744
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	7,125
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	128,768	128,768
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	(3)	(4)	0	0	(8)	8	(9)	(9)	107	95
Total Assets	$7,124	$7,045	$7,191	$7,507	$4,126	$4,241	$9,485	$9,485	$361,970	$373,615

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$143	$86	$270	$130	$134	$343	$(1)	$(1)	$4,100	$16,235
Total Current Liabilities Not Subject to Compromise	143	86	270	130	134	343	(1)	(1)	4,100	16,235

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	494
Post-petition intercompany payables to other debtors	-	433	-	833	-	574	-	-	-	1,236
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	519	270	964	134	917	(1)	(1)	4,100	17,965

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	170,514	170,514
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	176,883	176,883
Other liabilities	-	-	-	-	-	-	-	-	(11)	463
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,940	7,314	7,314	10,799	10,799	347,385	347,859

Total Liabilities	8,896	9,272	7,210	7,904	7,447	8,231	10,798	10,798	351,485	365,824
Equity:
Total Equity	(1,772)	(2,227)	(19)	(397)	(3,321)	(3,990)	(1,313)	(1,313)	10,485	7,791
Total Liabilities and Equity	$7,124	$7,045	$7,191	$7,507	$4,126	$4,241	$9,485	$9,485	$361,970	$373,615

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	17
Total Current Assets	-	-	-	-	-	-	-	-	21	34
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,805
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	524
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	3,328
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	594	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	385	385	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	(3)
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$990	$979	$3,476	$3,379

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$-	$-	$-	$-	$-	$-	$167	$88
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	88

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	440
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	527

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	198	198	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,143	120,143	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,999	7,358
Equity:
Total Equity	1	1	1,567	1,567	(422)	(422)	(119,351)	(119,362)	(3,523)	(3,980)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$-	$990	$979	$3,476	$3,379

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	3,846	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	352	558	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	1,294	-	-	-	-	-	-	-	-
Total Current Assets	6,311	5,699	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	1
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	998	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$28,475	$100	$100	$-	$-	$-	$-	$1	$1

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$506	$872	$-	$-	$-	$-	$-	$-	$-	$-
Total Current Liabilities Not Subject to Compromise	506	872	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	427	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	1,299	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,011	-	-	8	8	8	8	1	1

Total Liabilities	37,517	38,309	-	-	8	8	8	8	1	1
Equity:
Total Equity	(9,427)	(9,834)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$28,475	$100	$100	$-	$-	$-	$-	$1	$1

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$2,463	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	987	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,140	-	-
Total Current Assets	-	-	-	-	-	-	6,036	5,590	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	12,200	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	12,200	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,053	193,053	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	968	968	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	315	-	-
Other Assets	-	-	-	-	-	-	117	69	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,000	$212,936	$212,334	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$4	$-	$-	$(0)	$9,813	$8,026	$-	$-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	(0)	9,813	8,026	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	8	-	-	-	5,839	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	3,157	3,169	-	-
Total Liabilities Not Subject to Compromise	-	-	4	8	-	(0)	12,970	17,034	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	50	50	27	27	279	279	-	-
Pre-petition intercompany payables to other debtors	16	16	151	151	343	343	369,068	369,068	1,075	1,075
Other liabilities	-	-	-	-	-	-	21,359	20,541	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	390,705	389,888	1,075	1,075

Total Liabilities	16	16	205	209	370	369	403,675	406,923	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(145)	631	631	(190,740)	(194,588)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,000	$212,936	$212,334	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	3	-	18	-	-	-	-
Other receivables	-	-	28	5	21	34	137	137	276	276
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	858	448	853	-	-	-	-
Total Current Assets	-	-	492	866	468	905	137	137	276	276
Vessels and other property, less accumulated depreciation	-	-	274	261	171	158	-	-	-	-
Deferred drydock expenditures, net	-	-	4	4	606	565	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	266	776	723	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	993	-	-	-	-	-	-
Other Assets	-	-	2,141	2,101	1,159	1,135	-	-	-	-
Total Assets	$2	$2	$45,329	$46,643	$42,695	$43,055	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$1,193	$2,049	$1,192	$287	$(0)	$2	$-	$-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,049	1,192	287	(0)	2	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	907	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,049	1,192	1,194	(0)	2	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	37,842	37,313	37,316	348	351	565	565
Equity:
Total Equity	0	0	8,343	8,801	5,382	5,739	103	100	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$46,643	$42,695	$43,055	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	18
Other receivables	289	306	8	-	307	333	358	241	34	33
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	700	-	-	357	702	360	699	447	856
Total Current Assets	646	1,006	8	-	664	1,036	719	941	482	908
Vessels and other property, less accumulated depreciation	143	131	-	-	164	150	167	155	345	327
Deferred drydock expenditures, net	2,793	2,710	-	-	2,195	2,133	2,489	2,423	-	9
Total Vessels, Deferred Drydock and Other Property	2,936	2,841	-	-	2,359	2,283	2,656	2,578	345	335
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,162	1,150	1,150	35,775	35,775	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	56	-	-	-	-	-	-
Other Assets	601	615	-	-	588	573	921	920	2,138	2,099
Total Assets	$39,345	$39,625	$1,157	$1,206	$39,388	$39,670	$38,730	$38,873	$17,860	$18,237

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$990	$233	$-	$-	$1,268	$484	$1,881	$1,016	$1,207	$280
Total Current Liabilities Not Subject to Compromise	990	233	-	-	1,268	484	1,881	1,016	1,207	280

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	806	-	-	-	823	-	855	-	1,004
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	5,875	6,022	-	-	5,458	5,605	5,016	5,163	-	-
Total Liabilities Not Subject to Compromise	6,865	7,060	-	-	6,726	6,911	6,897	7,034	1,207	1,284

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,329	932	932	31,967	31,967	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,425	932	932	32,062	32,062	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,485	932	932	38,788	38,973	40,280	40,418	9,755	9,833
Equity:
Total Equity	(944)	(860)	225	274	600	697	(1,551)	(1,544)	8,104	8,404
Total Liabilities and Equity	$39,345	$39,625	$1,157	$1,206	$39,388	$39,670	$38,730	$38,873	$17,860	$18,237

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	18	-	-	-	-
Other receivables	211	211	119	97	30	36	-	-	211	211
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	704	448	853	-	-	-	-
Total Current Assets	211	211	476	801	477	906	-	-	211	211
Vessels and other property, less accumulated depreciation	-	-	51	48	244	223	-	-	-	-
Deferred drydock expenditures, net	-	-	209	181	891	836	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	230	1,134	1,059	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	1,189	1,166	1,246	1,222	-	-	66	67
Total Assets	$3,928	$3,928	$43,418	$43,689	$42,113	$42,444	$383	$383	$875	$876

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$11	$11	$1,043	$338	$1,239	$339	$-	$-	$-	$-
Total Current Liabilities Not Subject to Compromise	11	11	1,043	338	1,239	339	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	769	-	861	-	-	-	1
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	4,570	4,716	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	11	5,613	5,823	1,239	1,201	-	-	-	1

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	498	42,430	42,641	36,507	36,469	378	378	940	941
Equity:
Total Equity	3,430	3,430	987	1,049	5,606	5,975	4	4	(65)	(65)
Total Liabilities and Equity	$3,928	$3,928	$43,418	$43,689	$42,113	$42,444	$383	$383	$875	$876

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	198	10	-
Other receivables	222	222	-	-	-	-	188	167	51	83
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	211	443	861
Total Current Assets	222	222	-	-	7	-	436	576	504	944
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	242,883	219	215
Deferred drydock expenditures, net	-	-	-	-	-	-	235	289	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	243,171	219	215
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	432,713	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,224	96,224	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	0	-	-	-	-	-	2,250	-	1,032
Other Assets	-	-	-	-	-	-	88	148	3,469	3,461
Total Assets	$10,885	$10,886	$9	$9	$1,117,796	$1,117,707	$341,248	$342,375	$8,387	$9,847

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$18	$(0)	$-	$-	$5	$-	$3,003	$806	$1,186	$2,027
Total Current Liabilities Not Subject to Compromise	18	(0)	-	-	5	-	3,003	806	1,186	2,027

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	19	-	-	-	-	-	-	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	19	-	-	5	-	3,003	806	1,186	2,027

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,976	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,269	7	7	6,025	6,021	161,573	159,376	8,052	8,893
Equity:
Total Equity	4,616	4,617	2	2	1,111,770	1,111,686	179,676	183,000	334	953
Total Liabilities and Equity	$10,885	$10,886	$9	$9	$1,117,796	$1,117,707	$341,248	$342,375	$8,387	$9,847

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,457	2,175	1,407	2,193	1,982	1,052	1,168	1,306
Other receivables	(30)	75	21	15	10	333	-	-	(5)	8
Inventory	-	-	-	-	421	361	248	325	359	31
Prepaid expenses and other current assets	358	702	29	50	27	38	282	510	282	510
Total Current Assets	328	777	2,507	2,240	1,865	2,924	2,512	1,887	1,804	1,855
Vessels and other property, less accumulated depreciation	9	9	35,337	35,046	24,544	24,331	-	-	-	-
Deferred drydock expenditures, net	309	280	1,450	1,402	1,497	1,444	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	289	36,787	36,449	26,041	25,775	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	673	-	57	-	697	-	-
Other Assets	1,584	1,552	-	-	(40)	(30)	(1)	(18)	(3)	(3)
Total Assets	$43,952	$44,339	$78,059	$78,127	$41,675	$42,535	$23,264	$23,317	$23,088	$23,138

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$1,050	$287	$373	$716	$67	$832	$84	$621	$438	$541
Total Current Liabilities Not Subject to Compromise	1,050	287	373	716	67	832	84	621	438	541

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	648	-	-	-	-	-	-	-	327
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	4,079	4,225	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	5,161	373	716	67	832	84	621	438	868

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	24,168	25,450	25,450

Total Liabilities	34,280	34,313	37,700	38,042	14,586	15,351	24,252	24,789	25,888	26,318
Equity:
Total Equity	9,671	10,027	40,360	40,086	27,089	27,184	(989)	(1,472)	(2,800)	(3,180)
Total Liabilities and Equity	$43,952	$44,339	$78,059	$78,127	$41,675	$42,535	$23,264	$23,317	$23,088	$23,138

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	291	2,373	2,109	2,779	2,752	598	1,107	3,110	2,973
Other receivables	11	(8)	(7)	12	9	152	53	333	21	36
Inventory	658	-	-	-	-	259	192	128	-	-
Prepaid expenses and other current assets	34	-	29	50	243	293	303	43	75	124
Total Current Assets	1,122	283	2,395	2,171	3,031	3,457	1,147	1,611	3,206	3,133
Vessels and other property, less accumulated depreciation	-	-	37,449	37,182	-	-	269	256	51,807	51,492
Deferred drydock expenditures, net	-	-	331	298	-	-	387	1,949	73	31
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	37,480	-	-	656	2,206	51,879	51,523
Investments in Affiliated Companies	-	-	414	414	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	10,179
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	353	-	617	-	-	-	-	-	30
Other Assets	3	3	(33)	(33)	-	-	(96)	(44)	(23)	(23)
Total Assets	$52,639	$52,153	$79,279	$79,372	$18,845	$19,271	$54,195	$56,261	$65,241	$64,842

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$431	$100	$59	$71	$367	$198	$350	$677	$301	$402
Total Current Liabilities Not Subject to Compromise	431	100	59	71	367	198	350	677	301	402

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	516	-	2,466	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	4,073	-	-
Other Liabilities	-	-	-	-	511	605	-	-	-	-
Total Liabilities Not Subject to Compromise	431	100	59	71	878	1,319	4,633	7,216	301	402

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	19,542	57,566	57,566	6,407	6,407

Total Liabilities	71,941	71,610	33,236	33,248	20,420	20,861	62,199	64,782	6,707	6,808
Equity:
Total Equity	(19,302)	(19,457)	46,044	46,123	(1,576)	(1,590)	(8,004)	(8,520)	58,534	58,033
Total Liabilities and Equity	$52,639	$52,153	$79,279	$79,372	$18,845	$19,271	$54,195	$56,261	$65,241	$64,842

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	23	66	452	2,925	3,011	226	-	364	2,605
Other receivables	11	(18)	445	445	61	26	33	24	-	425
Inventory	-	-	-	-	-	-	-	-	486	71
Prepaid expenses and other current assets	34	50	2	1	94	134	30	55	119	43
Total Current Assets	69	55	513	898	3,080	3,171	289	79	969	3,144
Vessels and other property, less accumulated depreciation	35,909	35,619	34,354	34,078	47,915	47,602	55,715	55,422	47,696	47,532
Deferred drydock expenditures, net	1,270	1,472	1,392	1,403	1,970	1,897	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	37,179	37,091	35,746	35,481	49,885	49,499	55,715	55,422	47,696	47,532
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	220	-	510	-	53	-	581	-	-
Other Assets	(38)	-	-	-	(33)	(33)	230	231	-	-
Total Assets	$63,163	$63,321	$76,226	$76,856	$62,770	$62,528	$57,583	$57,662	$96,365	$98,376

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$247	$518	$652	$1,159	$260	$216	$438	$455	$30	$737
Total Current Liabilities Not Subject to Compromise	247	518	652	1,159	260	216	438	455	30	737

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	267
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	518	652	1,159	260	216	438	455	30	1,004

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,668	41,733	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	57,190	57,255	74,364	74,364

Total Liabilities	25,166	25,438	30,955	31,462	9,212	9,168	57,627	57,709	74,394	75,369
Equity:
Total Equity	37,996	37,883	45,271	45,394	53,559	53,361	(44)	(47)	21,971	23,007
Total Liabilities and Equity	$63,163	$63,321	$76,226	$76,856	$62,770	$62,528	$57,583	$57,662	$96,365	$98,376

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$10	$-	$-	$-	$-
Voyage receivables	1,537	1,742	1,417	1,144	1,727	1,511	1,549	1,462	2,047	2,106
Other receivables	(4)	(3)	16	40	10	(19)	3	(17)	(16)	0
Inventory	-	636	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	459	47	72	23	68	240	458	29	50
Total Current Assets	1,773	2,835	1,480	1,256	1,770	1,570	1,792	1,902	2,061	2,157
Vessels and other property, less accumulated depreciation	935	911	22,496	22,335	42,556	42,132	1,040	1,016	34,297	34,023
Deferred drydock expenditures, net	4	45	1,887	1,825	1,389	1,326	(0)	12	1,564	2,011
Total Vessels, Deferred Drydock and Other Property	938	956	24,384	24,160	43,945	43,458	1,040	1,027	35,861	36,034
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	130	-	-	-	-	-	154
Other Assets	10	40	66	68	156	179	15	45	(12)	(32)
Total Assets	$8,663	$9,772	$35,909	$35,594	$57,301	$56,636	$8,687	$8,815	$56,046	$56,449

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$45	$895	$220	$274	$1,282	$1,528	$44	$43	$57	$531
Total Current Liabilities Not Subject to Compromise	45	895	220	274	1,282	1,528	44	43	57	531

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	433	-	-	-	51	-	260	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	1,328	220	274	1,282	1,579	44	303	57	531

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,974	19,866	19,866	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	-	-	0	37,043	37,083	-	-	-	-
Total Liabilities Subject to Compromise	11,884	11,884	34,990	34,990	63,058	63,098	12,130	12,130	14,750	14,750

Total Liabilities	11,929	13,212	35,210	35,264	64,340	64,677	12,174	12,433	14,807	15,282
Equity:
Total Equity	(3,266)	(3,440)	699	330	(7,038)	(8,040)	(3,487)	(3,618)	41,238	41,167
Total Liabilities and Equity	$8,663	$9,772	$35,909	$35,594	$57,301	$56,636	$8,687	$8,815	$56,046	$56,449

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	666	1,715	302	19	19	14,133	14,019	1,692	1,765
Other receivables	6	11	33	84	-	-	522	353	26	37
Inventory	41	-	598	254	-	-	-	-	-	-
Prepaid expenses and other current assets	-	66	220	49	241	437	1,416	2,231	639	615
Total Current Assets	506	743	2,565	690	260	456	16,071	16,604	2,357	2,417
Vessels and other property, less accumulated depreciation	21,356	21,200	32,130	31,956	-	-	-	-	1,068	1,040
Deferred drydock expenditures, net	1,279	1,219	(2)	31	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	22,419	32,128	31,988	-	-	-	-	1,068	1,040
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	1,885	542	542
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,513	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	(408)	-	2,557	-	-	-	184	-	-
Other Assets	37	42	-	-	-	-	-	-	(20)	(7)
Total Assets	$31,690	$31,309	$54,673	$55,214	$9,116	$9,311	$55,012	$54,750	$15,042	$15,087

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$743	$230	$148	$666	$240	$437	$616	$598	$53	$127
Total Current Liabilities Not Subject to Compromise	743	230	148	666	240	437	616	598	53	127

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	148	-	-	-	2	-	791	-	606
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	624
Other Liabilities	-	-	-	-	-	-	563	647	-	-
Total Liabilities Not Subject to Compromise	743	378	148	666	240	439	1,179	2,036	686	1,358

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	21,874

Total Liabilities	6,592	6,227	17,243	17,760	9,091	9,291	59,179	59,058	22,560	23,232
Equity:
Total Equity	25,098	25,082	37,429	37,454	24	21	(4,167)	(4,308)	(7,518)	(8,145)
Total Liabilities and Equity	$31,690	$31,309	$54,673	$55,214	$9,116	$9,311	$55,012	$54,750	$15,042	$15,087

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	3,066	-	-	173	(11)	-	-
Other receivables	-	-	18	65	-	-	13	18	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	141	-	-	344	615	-	-
Total Current Assets	-	-	3,449	3,273	-	-	531	622	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	50,399	-	-	1,101	1,083	-	-
Deferred drydock expenditures, net	-	-	1,950	1,889	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	52,288	-	-	1,101	1,083	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	957	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	189	-	-	-	-	-	-
Other Assets	-	-	(6)	(6)	-	-	(35)	(35)	-	-
Total Assets	$105,125	$105,125	$66,470	$66,068	$295	$295	$31,953	$32,984	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$-	$-	$326	$302	$-	$-	$68	$423	$-	$-
Total Current Liabilities Not Subject to Compromise	-	-	326	302	-	-	68	423	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,140	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	697	-	-
Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	302	-	-	776	2,259	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,494	211	211	47,096	47,096	58,345	58,345

Total Liabilities	-	-	8,821	8,796	211	211	47,872	49,355	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	57,272	85	85	(15,919)	(16,371)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$66,068	$295	$295	$31,953	$32,984	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,385	-	-	2,869	2,130	-	-	753	1,566
Other receivables	-	-	13	13	-	80	-	-	2	2
Inventory	-	-	-	-	-	(0)	-	-	169	504
Prepaid expenses and other current assets	243	228	-	-	186	367	-	-	272	492
Total Current Assets	1,817	1,613	13	13	3,055	2,577	-	-	1,196	2,565
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	216	-	-	-	208	-	-	-	-
Other Assets	(9)	(9)	87	87	54	54	-	-	-	-
Total Assets	$21,448	$21,460	$5,179	$5,179	$10,432	$10,162	$21,117	$21,117	$25,757	$27,125

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$27	$27	$20	$20	$764	$445	$-	$-	$549	$697
Total Current Liabilities Not Subject to Compromise	27	27	20	20	764	445	-	-	549	697

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	1,251
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Other Liabilities	500	596	-	-	511	605	-	-	-	-
Total Liabilities Not Subject to Compromise	526	623	20	20	1,275	1,050	-	-	549	1,948

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,604	23,604	2,136	2,136	11,440	11,440	14,490	14,490	25,618	25,618

Total Liabilities	24,131	24,227	2,156	2,156	12,715	12,490	14,490	14,490	26,167	27,566
Equity:
Total Equity	(2,683)	(2,767)	3,023	3,023	(2,283)	(2,328)	6,627	6,627	(410)	(441)
Total Liabilities and Equity	$21,448	$21,460	$5,179	$5,179	$10,432	$10,162	$21,117	$21,117	$25,757	$27,125

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$471,725	$-	$-	$398,725	$471,725
Voyage receivables	-	-	168,830	172,235	-	-	168,830	172,235
Other receivables	10	10	70,348	68,024	-	-	70,348	68,024
Inventory	-	-	13,831	15,532	-	-	13,831	15,532
Prepaid expenses and other current assets	-	-	47,497	51,061	-	-	47,497	51,061
Total Current Assets	10	10	699,231	778,578	-	-	699,231	778,578
Vessels and other property, less accumulated depreciation	-	-	3,147,915	3,127,067	-	-	3,147,915	3,127,067
Deferred drydock expenditures, net	-	-	73,898	75,026	-	-	73,898	75,026
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	3,202,094	-	-	3,221,813	3,202,094
Investments in Affiliated Companies	-	-	247,664	258,498	-	-	247,664	258,498
Intangible Assets, less accumulated amortization	-	-	72,413	71,736	-	-	72,413	71,736
Goodwill	-	-	9,668	9,668	-	-	9,668	9,668
Investments in subsidiaries	-	-	(7,116)	(7,089)	-	-	(7,116)	(7,089)
Intercompany loans receivable and accrued interest	-	-	448,108	427,009	(358,862)	(359,190)	89,246	67,818
Pre-petition intercompany receivables from debtors	51	51	5,883,923	5,883,843	(5,883,923)	(5,883,843)	-	-
Pre-petition Intercompany receivables from non-debtors	-	-	2,236,927	2,236,893	-	-	2,236,927	2,236,893
Post-petition intercompany receivables from non-debtors	-	-	-	927	-	-	-	927
Post-petition Intercompany receivables from debtors	-	-	-	102,964	-	(102,964)	-	-
Other Assets	-	-	20,849	21,912	(1)	(1)	20,848	21,911
Total Assets	$61	$61	$12,833,481	$12,987,033	$(6,242,786)	$(6,345,999)	$6,590,694	$6,641,034

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$0	$0	$73,627	$88,807	$-	$-	$73,627	$88,807
Total Current Liabilities Not Subject to Compromise	0	0	73,627	88,807	-	-	73,627	88,807

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	105,808	-	(105,808)	-	-
Post-petition intercompany payables to non-debtors	-	-	-	38,404	-	-	-	38,404
Post-petition intercompany payables to other debtors	-	-	-	102,964	-	(102,964)	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	5,457	3,839	-	-	5,457	3,839
Other Liabilities	-	-	32,839	33,899	-	-	32,839	33,899
Total Liabilities Not Subject to Compromise	0	0	111,923	373,721	-	(208,772)	111,923	164,949

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	271,168	(358,862)	(358,862)	17,462	(87,694)
Pre-petition intercompany payables to non-debtors	-	-	2,107,622	2,107,622	-	-	2,107,622	2,107,622
Pre-petition intercompany payables to other debtors	-	-	5,923,048	5,923,048	(5,923,048)	(5,923,048)	-	-
Other liabilities	-	-	2,836,368	2,839,462	-	-	2,836,368	2,839,462
Total Liabilities Subject to Compromise	-	-	11,243,363	11,141,301	(6,281,911)	(6,281,911)	4,961,452	4,859,390

Total Liabilities	0	0	11,355,286	11,515,022	(6,281,911)	(6,490,683)	5,073,375	5,024,339
Equity:
Total Equity	61	61	1,478,195	1,472,011	-	-	1,478,195	1,472,011
Total Liabilities and Equity	$61	$61	$12,833,481	$12,987,033	$(6,281,911)	$(6,490,683)	$6,551,570	$6,496,350

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 163

Appendix B

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2012

	Total Non-debtors		Eliminations		Consolidated Overseas Shipholding Group, Inc.
($000s)	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012	November 13, 2012	December 31, 2012
ASSETS
Current Assets:
Cash and cash equivalents	$79,248	$35,616	$-	$-	$477,973	$507,342
Voyage receivables	2,923	624	-	-	171,753	172,859
Other receivables	9,676	1,309	-	-	80,024	69,332
Inventory	-	-	-	-	13,831	15,532
Prepaid expenses and other current assets	40	324	-	-	47,538	51,386
Total Current Assets	91,888	37,873	-	-	791,119	816,451
Vessels and other property, less accumulated depreciation	(12,092)	(12,043)	-	-	3,135,823	3,115,025
Deferred drydock expenditures, net	-	-	-	-	73,898	75,026
Total Vessels, Deferred Drydock and Other Property	(12,092)	(12,043)	-	-	3,209,721	3,190,051
Investments in Affiliated Companies	300	300	-	-	247,964	258,798
Intangible Assets, less accumulated amortization	242	239	-	-	72,655	71,975
Goodwill	(79)	(79)	-	-	9,589	9,589
Investments in subsidiaries	7,116	7,089	-	-	0	(0)
Intercompany loans receivable and accrued interest	19,537	19,569	(108,783)	(87,388)	-	-
Pre-petition intercompany receivables from debtors	2,146,629	2,146,629	(2,146,629)	(2,146,629)	-	-
Pre-petition Intercompany receivables from non-debtors	893,686	893,686	(3,130,613)	(3,130,579)	-	-
Post-petition intercompany receivables from non-debtors	-	3,718	-	(4,645)	-	-
Post-petition Intercompany receivables from debtors	-	38,404	-	(38,404)	-	-
Other Assets	(270)	(325)	-	-	20,579	21,586
Total Assets	$3,146,958	$3,135,061	$(5,386,026)	$(5,407,645)	$4,351,627	$4,368,450

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	$19,478	$27,261	$-	$-	$93,106	$116,068
Total Current Liabilities Not Subject to Compromise	19,478	27,261	-	-	93,106	116,068

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	91,321	69,603	(91,321)	(69,603)	-	-
Post-petition intercompany payables to non-debtors	893,686	897,404	(893,686)	(935,808)	-	-
Post-petition intercompany payables to other debtors	2,236,810	2,237,623	(2,236,810)	(2,237,623)	-	-
Deferred Gain on Sale and Leaseback of Vessels	-	-	-	-	5,457	3,839
Other Liabilities	6,201	4,928	-	-	39,040	38,828
Total Liabilities Not Subject to Compromise	3,247,497	3,236,819	(3,221,817)	(3,243,033)	137,603	158,735

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	(17,462)	87,694	-	-
Pre-petition intercompany payables to non-debtors	-	-	(2,107,622)	(2,107,622)	-	-
Pre-petition intercompany payables to other debtors	-	-	-	-	-	-
Other liabilities	-	-	-	-	2,836,368	2,839,462
Total Liabilities Subject to Compromise	-	-	(2,125,085)	(2,019,928)	2,836,368	2,839,462

Total Liabilities	3,247,497	3,236,819	(5,346,902)	(5,262,961)	2,973,971	2,998,197
Equity:
Total Equity	(100,539)	(101,758)	-	-	1,377,656	1,370,253
Total Liabilities and Equity	$3,146,958	$3,135,061	$(5,346,902)	$(5,262,961)	$4,351,627	$4,368,450

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 163